EXHIBIT 99.2


 Carrinaton Laboratories, Inc. Headquarters Lease, 2001 Walnut Hill Lane,
 ------------------------------------------------------------------------
 City of Irving, Dallas County, Texas
 ------------------------------------

                               LEASE AGREEMENT


      THIS LEASE AGREEMENT is made and entered into as of the ____ day of December, 2005 ("Effective Date"), by and between:

      (i) THE BUSBY FAMILY TRUST, dated June 18, 1980, with principal office and place of business at 6361 Rancho Park Drive, San Diego, California 92120,

        THE JUICE TRUST, dated January 24, 1996, with principal office and place of business at 314 Loma Larga Drive, Solana Beach, California 92075 (The Busby Family Trust and The Juice Trust collectively being the "Landlord"); and

     (ii) CARRINGTON LABORATORIES, INC., a Texas corporation, with a mailing address of 2001 Walnut Hill Lane, Irving, Texas 75038 ("Tenant").


                                 WITNESSETH:


    Landlord leases to Tenant, for the purpose of operating Tenant's headquarters office facility and such other uses as may be permitted by this Lease, and subject to the terms and conditions of the Rent Addendum attached hereto, and Tenant rents from Landlord the following described premises, (hereinafter "Premises") located at 2001 Walnut Hill Lane, City of Irving, Dallas County, Texas and being more particularly described in Exhibit "A" attached hereto and made a part hereof, together with all rights and privileges appurtenant thereto as may be necessary or convenient to Tenant's business, inclusive of all easements benefiting the Premises. Premises shall include all improvements and structures whether now existing or hereafter constructed thereon, but shall not include Tenant's Property.

    The following additional stipulations are hereby declared to be covenants of this Lease and shall, unless otherwise expressly stated, be applicable at all times throughout the term of this Lease and any extension or renewal thereof:


 1. DEFINITIONS
    -----------

    For purposes of this Lease, the following terms shall have the definitions ascribed to them:

    "ADA" shall mean the Americans with Disabilities Act (42 U.S.C. S 12101 et. seq.) and the regulations and Accessibility Guidelines for Buildings and Facilities issued pursuant thereto, as the same may be amended from time to time.

    "Default" shall have the meaning assigned to such term in Paragraph 13(a) of this Lease.

    "Early Lease Termination Date" shall have the meaning assigned to such term in Paragraph 19 of this Lease.

    "Effective Date" shall mean the date set forth at the beginning of this Lease.

    "Escrow Funds" shall have the meaning assigned to such term in Paragraph 13(g)(i) of this Lease.

    "Landlord" shall mean The Busby Family Trust, dated June 18, 1980, and The Juice Trust, dated January 24, 1996, and their successors and assigns.

    "Lease" shall include this Lease Agreement and all amendments hereto, if any, entered into from time to time hereafter, together with the Rent Addendum and exhibits attached hereto.

    "Lease Termination Fee" shall have the meaning assigned to such term in Paragraph 19 of this Lease.

    "Lease Year" shall mean a fiscal period beginning on the Effective Date (and each anniversary thereof) and expiring on the last day of the twelfth
 (12th) month thereafter. In the event the Effective Date is not the first
 (1st) day of a calendar month, then each successive Lease Year shall commence on the first (1st) day of the calendar month following the Effective Date.

    "Material Taking" shall have the meaning assigned to such term in Paragraph 6 of this Lease.

    "Noxious or Offensive Use" shall have the meaning assigned to such term in Paragraph 17 of this Lease.

    "Permitted Exceptions" shall have the meaning assigned to such term in Paragraph 9 of this Lease.

    "Permitted Use" shall have the meaning assigned to such term in Paragraph 17 of this Lease.

    "Premises" shall have the meaning assigned to such term in the Recitals to this Lease.

    "Rent" shall mean the rent payable under this Lease as set forth in the Rent Addendum attached hereto and incorporated herein, and shall include Annual Rent (as defined in the Rent Addendum) and all other items described in this Lease as "additional rent".

    "Subleases" shall have the meaning assigned to such term in Paragraph 17 of this Lease.

    "Tenant" shall include the named Tenant and any assignee thereof pursuant to an assignment under and to the extent provided in Paragraph 17 of this Lease.

    "Tenant's Condemnation Claims" shall have the meaning assigned to such term in Paragraph 6(c) of this Lease.

    "Tenant's Property" shall have the meaning assigned to such term in Paragraph 3(a)(i) of this Lease.

    "Termination Date" shall have the meaning assigned to such term in Paragraph 2(a) of this Lease.


 2. TERM AND RENT
    -------------

    (a) Term. The term of this Lease shall begin on the Effective Date and shall expire at midnight on that date which is fifteen (15) years following the Effective Date (hereinafter the "Termination Date"), unless previously terminated or renewed or extended as provided herein. In the event that the Effective Date is not the first day of a calendar month, then the Termination Date shall be that date which is fifteen (15) years following the first day of the calendar month immediately following the month in which the Effective Date shall occur

     (b) Rent. Rent shall be due and payable as provided in the Rent Addendum attached hereto and incorporated herein.


 3. ALTERATIONS AND IMPROVEMENTS INVESTMENT TAX CREDIT MECHANIC'S LIENS,
    --------------------------------------------------------------------
    LANDLORD'S DISCLAIMER
    ---------------------

   (a) Alterations and Improvements.

    (i) Tenant's Property. Tenant shall be permitted to install, use on and about, and remove from the Premises at any time and from time to time all trade fixtures and other personal property (exclusive of lighting, electrical, and heating and air conditioning improvements) which are not a component of the building located or to be located on the Premises (hereinafter referred to as the "Tenant's Property"), all of which at all times shall remain the property of Tenant with the right of removal (subject to Paragraph 3(d) below) at the expiration of this Lease. Tenant's Property shall include: (1) removable decor items and office equipment; (2) building lettering, signs, sign posts, and sign standards; (3) unattached laboratory equipment; and (4) laboratory equipment attached to the building by bolts and screws and/or by utility connections, including without limitation, walls-in refrigerators and freezers, remote refrigeration systems, exhaust systems and hoods, and water heaters

    (ii) Subsequent Improvements. In addition to Tenant's rights with respect to Tenant's Property as set forth in Paragraph 3(a)(i) above, Tenant shall also have the right to make any additions, alterations, changes and improvements, structural and nonstructural, including but not limited to construction of additional buildings and additions to the then existing buildings, as Tenant shall desire; provided, however, (A) for all structural changes, or for any changes or improvements costing in excess of One Hundred Fifty Thousand Dollars ($150,000.00), (i) Tenant shall submit plans of all changes to Landlord at least thirty (30) days in advance of the proposed construction date, which plans shall be subject to Landlord's reasonable approval, and (ii) Tenant shall provide Landlord with reasonable evidence of Tenant's financial ability to pay for such changes; (B) all such construction shall be completed in a workmanlike manner and in material compliance with all laws (including without limitation the ADA), building codes and ordinances applicable thereto, and, at Tenant's sole expense, in compliance with any applicable recommendations set forth in that certain Phase I Environmental Site Assessment Report dated November 14, 2005, and prepared by EBI Consulting, as EBI Project #11054342 (including, without limitation, any applicable Operations and Maintenance Plan obtained or developed pursuant thereto), and (C) such additions, alterations, changes and improvements (whether structural or non-structural) shall not reduce the square footage of the buildings on the Premises. Landlord must approve or disapprove the changes within thirty (30) days following receipt of the plans or the plans will be deemed approved provided that there is a conspicuous notation upon said plans advising Landlord of the consequences of its failure to respond within the aforesaid thirty (30) days. Notwithstanding anything to the contrary contained in the foregoing, Tenant shall be obligated to furnish Landlord with prior written notice of any proposed alteration, addition or improvement to the Premises regardless of whether Landlord's consent is required therefor.

     (iii) Upon Termination, Subletting or Assignment. Subject to the requirements of this Paragraph 3, Tenant shall have the right, at its option and expense, to redecorate or otherwise remodel the Premises upon any termination hereof or upon any permitted subletting or assignment in such manner as will avoid the appearance of the Tenant's headquarters office facility operated under this Lease, or enable the Premises to be used for a Permitted Use; provided, however, that in addition to the other requirements of this Paragraph 3, Tenant shall not impair the structural condition of the Premises, or reduce the square footage of the buildings on the Premises.

     (iv) Landlord's Property. Upon termination, subletting, or assignment referred to in Paragraph 3(a )(iii) above, (A) all improvements except for Tenant's Property, (B) unless Landlord and Tenant have agreed otherwise in advance of installation or construction, all subsequent improvements referred to in Paragraph 3(a)(ii) above, and (C) any and all other additions, alterations, changes and improvements of any type, shall be deemed to be a part of the Premises and the sole property of Landlord.

    (b) Mechanic's and Other Liens. Tenant shall not do or suffer anything to be done whereby the Premises, or any part thereof, may be encumbered by a mechanic's, materialman's, or other lien for work or labor done, services performed, materials, appliances, or power contributed, used, or furnished in or to the Premises or in connection with any operations or any other activity of Tenant. If, whenever and as often as any lien is filed against the Premises, or any part thereof, purporting to be for or on account of any labor done, materials or services furnished in connection with any work in or about the Premises, done by, for or under the authority of Tenant, or anyone claiming by, through or under Tenant, Tenant shall discharge the same of record within thirty (30) days after service upon Tenant of notice of the filing thereof; provided, however, Tenant shall have the right to (i) remove the lien as an encumbrance upon the Premises by bonding same in accordance with applicable law, and (ii) contest any such lien, provided that Tenant shall diligently prosecute any such contest. Tenant shall at all times effectively stay or prevent any official or judicial sale of the Premises under execution or otherwise, and, if unsuccessful, satisfy any final judgment against Tenant adjudging or enforcing such lien or, if successful, procure record satisfaction or release thereof.

    (c) Landlord's Disclaimer. All of Tenant's Property placed in or upon the Premises by Tenant shall remain the property of Tenant with the right to remove and replace the same at any time during the term of this Lease. Landlord, if requested by Tenant, agrees to execute and deliver a statement acknowledging that Landlord has no security interest in Tenant's Property.

    (d) Asbestos Survey. In the event that Tenant restores, repairs, alters, renovates, or improves the Premises as provided under this Lease (including without limitation under Paragraphs 3, 4, 5 and 6 of this Lease) which includes the demolition, cutting into or other material disturbance of the improvements on the Premises that could reasonably result in the release of asbestos, then Tenant shall provide prior written notification thereof to Landlord, and shall conduct, or cause to be conducted, a complete asbestos survey (including the collection and laboratory analysis of any and all suspect material) of the Premises prior to any such restoration, repair, alteration, renovation or improvement to the Premises. Any disturbance or removal of asbestos or repairs to the Premises resulting from the findings of said survey shall comply with all applicable laws and shall be at Tenant's sole cost and expense. Tenant shall provide to Landlord a copy of any reports obtained by Tenant in connection with such asbestos survey.


 4.   DESTRUCTION OF PREMISES INSURANCE
      ---------------------------------

    (a) If the Premises or the building located upon the Premises are totally destroyed or so damaged that rebuilding or repairs cannot be completed within two hundred seventy (270) days after the date of such damage (as reasonably estimated by Landlord's architect), Tenant may terminate this Lease by providing written notice to Landlord within thirty
 (30) days following the damage. If this Lease is terminated by Tenant, Rent will be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage; and Tenant will assign its rights in the insurance proceeds applicable to the Building to Landlord. All insurance proceeds applicable to Tenant's Property will remain the property of Tenant. If the repair and/or restoration of the Premises or the Building can be completed within two hundred seventy (270) days after the date of such damage (and Tenant has not otherwise terminated this Lease to the extent it has the right so to do), this Lease shall continue in full force and effect; and Tenant shall, as promptly as possible, restore, repair or rebuild the Premises to substantially the same condition as it existed before the damage or destruction, including any improvements or alterations required to be made by any governmental body, county or city agency, due to any changes in code or building regulations. Tenant shall for this purpose use all, or such part as may be necessary, of the insurance proceeds received from insurance policies required to be carried under the provision of Paragraph 4(b) of this Lease. If such insurance proceeds are not sufficient to pay such costs, Tenant shall pay such deficit. Tenant shall not have the right to terminate this Lease as provided above in this Paragraph 4(a) unless (i) the damage or destruction of the Premises was caused by a peril which was insured against as required by the provisions of Paragraph 4(b) of this Lease; and (ii) at the time of such damage and destruction the said insurance policies required to be carried by Tenant were in the amount of the full replacement cost of such improvements and in full force and effect; (iii) the insurer has confirmed coverage and its obligation to pay; and (iv) Tenant pays to Landlord the amount of any deductible under said insurance policies applicable to such damage and destruction. If Tenant defaults in its obligation to carry insurance in the amounts required under Paragraph 4(b) of this Lease, then, prior to Tenant's termination of this Lease and in addition to the requirements set forth in the preceding sentence, Tenant shall be obligated to pay toward said reconstruction or to Landlord the difference between the amount of insurance proceeds actually paid and the insurance proceeds which would have been made available if the insurance required to be carried under Paragraph 4(b) were in effect as of the date of such casualty.

    (b) Tenant, at its expense and as additional rent hereunder, shall throughout the term of this Lease and any extension or renewal thereof, keep the Premises insured with (i) "Special Form Causes of Loss" coverage (as such term is used in the insurance industry), at least as broad as the most commonly available ISO Special Cause of Loss Form, including coverage for glass breakage, vandalism and malicious mischief, and builder's risk (if the Premises are to be constructed pursuant to the terms of this Lease) for one hundred percent (100%) insurable replacement value with no co-insurance penalty, with any deductible in excess of Fifty Thousand Dollars ($50,000.00) per occurrence to be approved by Landlord and, (ii) "Ordinance and Law Coverage" with limits of (i) not less than the building value for Coverage A (loss to the undamaged portion of the building), (ii) not less than fifteen percent (15%) of the building value for Coverage B (Demolition Cost Coverage), and (iii) not less than fifteen percent (15%) of the building value for Coverage C (Increased Cost of Construction Coverage).

    (c) Tenant shall maintain throughout the term of this Lease and any extension thereof, at its own expense and as additional rent, commercial general liability insurance covering the Premises at least as broad as the most commonly available ISO Commercial General Liability policy form (occurrence basis) covering bodily injury, property damage and personal and advertising injury, for the joint benefit of and insuring Tenant and Landlord, with limits not less than Ten Million Dollars ($10,000,000.00) per occurrence, with a general aggregate of not less than Ten Million Dollars ($10,000,000.00), with any deductible in excess of Twenty-Five Thousand Dollars ($25,000.00) to be approved by Landlord.

     (d) Tenant shall maintain throughout the term of this Lease and any extension thereof, at its own expense, business interruption insurance covering risk of loss due to the occurrence of any of the hazards insured against under Tenant's "all risk" coverage insurance and providing coverage in an amount sufficient to permit the payment of Rents, taxes, insurance and operating expenses payable hereunder for a period (in such case) of not less than twelve(12) months.

     (e) Tenant shall maintain throughout the term of this Lease and any extension thereof, at its own expense, worker's compensation insurance as and to the extent required by applicable law.

     (f) In the event the Premises are located in an area identified by the National Flood Insurance Program as an area having "special flood hazards" (zones beginning with "A" or "V"), Tenant shall maintain throughout the term of this Lease and any extension thereof, flood insurance for Premises to the maximum limits available from the National Flood Insurance Program, with any deductible in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) to be approved by Landlord.

     (g) In the event the Premises are located in a major earthquake damage area and earthquake insurance is available, Tenant shall maintain throughout the term of this Lease, and any extension thereof, earthquake insurance for the full replacement value of the Premises, with any deductible in excess of Fifty Thousand Dollars ($50,000.00) to be approved by Landlord.

     (h) Tenant shall maintain such other insurance on or in connection with the Premises as reasonably required from time to time by Landlord, or Landlord's lender, which is commonly obtained in connection with properties similar to and in the same area as the Premises and which is commercially reasonable to obtain.

    (i) All insurance companies providing the coverage required under this Paragraph 4 shall be selected by Tenant and shall be rated A minus (A-) or better by Best's Insurance Rating Service (or equivalent rating service if not available), shall be authorized to write insurance policies in the state in which the Premises is located, and shall be acceptable to Landlord in Landlord's reasonable discretion. Tenant shall provide Landlord with copies of all policies or certificates of such coverage for the insurance coverages referenced in this Paragraph 4, and all commercial general liability and umbrella liability or excess liability policies shall name Landlord (and if Landlord is either a general or limited partnership, all general partners) and any mortgagee designated by Landlord as an additional insured. Any such coverage for additional insureds shall be primary and non-contributory with any insurance carried by Landlord or any other additional insured hereunder. All property insurance policies shall name Landlord (and if Landlord is either a general or limited partnership, all general partners) as an additional insured and shall provide that all losses shall be payable as herein provided. Any mortgagee designated by Landlord in a written notice to Tenant must be named on the policy as a mortgagee with respect to real property and/or as a lender's loss payee with respect to personal property and shall provide that all losses be payable as herein provided. All such policies of insurance shall provide that the amount thereof shall not be reduced and that none of the provisions, agreements or covenants contained therein shall be modified or canceled by the insuring company or companies without ten (10) days prior written notice being given to Landlord.

    (j)    In the event of a casualty in which the insurance proceeds are
 One Hundred Thousand Dollars ($100,000.00) or less, all insurance proceeds shall be paid directly to Tenant. In the event of a casualty in which the insurance proceeds are greater than One Hundred Thousand Dollars ($100,000.00), all insurance proceeds relating to property insurance (and not general liability) shall be paid by check jointly payable to Landlord and any mortgagee designated by Landlord, and held in Trust for the benefit of Tenant, and made available to Tenant to pay for repair and restoration of the Premises. Except as provided in this Lease, following a casualty, Tenant shall cause the Premises to be restored and repaired as provided in this Lease, whether or not the insurance proceeds are sufficient to pay for such restoration. In the event the insurance proceeds are not sufficient to pay for the restoration of the Premises according to the terms of this Lease, the Tenant shall pay the difference between the total cost of the restoration and any insurance proceeds before any insurance proceeds shall
 be applied to the restoration.     Such policy or policies of insurance may
 also cover loss or damage to Tenant's Property, and the insurance proceeds applicable to Tenant's Property shall not be paid to Landlord or any mortgagee but shall accrue and be payable solely to Tenant.


 5. MAINTENANCE AND REPAIR
    ----------------------

     (a) Tenant shall, during the term of this Lease and any renewals thereof, (i) maintain the Premises and all buildings and improvements thereon (interior and exterior, structural and otherwise and including, without limitation, the roof, foundation, floor slab and parking areas) in good order and repair; (ii) not commit waste or permit impairment or deterioration of the Premises (normal wear and tear excepted); (iii) keep Tenant's Property in good repair and replace trade fixtures, equipment, machinery and appliances on the Premises when necessary to keep such items in good repair; (iv) comply in all material respects with all laws, ordinances, regulations and requirements of any governmental body applicable to the Premises; (v) provide prompt notification to Landlord of any material adverse changes to the Premises of which Tenant has knowledge, such as material changes in any enviromnental condition, including the presence of biocontaminants, such as, but not limited to mold, and shall promptly undertake reasonable remediation (and preventative) actions in connection therewith; and (vi) subject to the provisions of Paragraph 4(a) and Paragraph 6 herein, return the Premises and all buildings and improvements thereon at the expiration of the term of this Lease or any extension thereof in as reasonably as good condition as when received, ordinary wear and tear excepted.

     (b) Tenant agrees that Landlord shall have no obligation under this Lease to make any repairs or replacements (including the replacement of obsolete components) to the Premises or the buildings or improvements thereon, or any alteration, addition, change, substitution or improvement
 thereof or thereto, whether structural or otherwise.   The  terms  "repair"
 and "replacement" include, without limitation, the replacement of any portions of the Premises which have outlived their useful life during the term of this Lease (or any extensions thereof). Landlord and Tenant intend that the Rent received by Landlord shall be free and clear of any expense to Landlord for the construction, care, maintenance (including common area maintenance charges and charges accruing under easements or other agreements relating to the Premises), operation, repair, replacement, alteration, addition, change, substitution and improvement of or to the Premises and any building and improvement thereon. Upon the expiration or earlier termination of this Lease, Tenant shall remain responsible for, and shall pay to Landlord, any cost, charge or expense for which Tenant is otherwise responsible for hereunder attributable to any period (prorated on a daily basis) prior to the expiration or earlier termination of this Lease.

     (c) Tenant acknowledges and agrees that the Premises are and shall be leased by Landlord to Tenant in its present "AS IS" condition, and that Landlord makes absolutely no representations or warranties whatsoever with respect to the Premises or the condition thereof. Tenant acknowledges that Landlord has not investigated and does not warrant or represent to Tenant that the Premises are fit for the purposes intended by Tenant or for any other purpose or purposes whatsoever, and Tenant acknowledges that the Premises are to be leased to Tenant in their existing condition, i.e., "AS IS", on and as of the Effective Date.

     (d) Reference is hereby made to that Property Condition Report dated November 11, 2005, and prepared by EBI Consulting Project #11054342 (the "Property Condition Report"). In addition to, and not in lieu of, Tenant's other maintenance, repair and replacement obligations set forth in this Lease, Tenant shall be obligated to perform the maintenance, repair and replacement obligations described in the Property Condition Report as requiring immediate maintenance, repair or replacement by no later than ninety (90) days following the Effective Date. To the extent Tenant performs any maintenance, repair or replacement that may be recommended in the Property Condition Report (whether the same be immediate or otherwise), Tenant shall furnish to Landlord reasonably satisfactory evidence of the completion of such maintenance, repair and replacement obligations promptly following the completion of one or more aspects of the same, together with copies of paid invoices relating to the same.


 6. CONDEMNATION
    ------------

    (a) In the event of a Material Taking during the term of this Lease or any extension or renewal thereof, Tenant shall have the option of terminating this Lease as of a date no earlier than the date of such Taking, such termination date to be specified in a notice of termination which must be given by Tenant to Landlord not later than the last to occur of (i) fourteen (14) days prior to the date of the Taking or the date on which possession of the Premises, or part thereof, must be surrendered to the condemning authority or its designee, whichever is earlier, or (ii) thirty
 (30) days after Landlord advises Tenant in writing as to such condemnation, and describing the extent and terms of the Taking.

    As used here in, "Taking" shall mean shall mean (a) any taking of all or any part of the Premises for any public or quasi public use under any governmental law, ordinance, regulation or by right of eminent domain, or
 (b) any sale to the condemning authority under threat of condemnation. "Material Taking" shall mean (i) a Taking of more than 20% of the building on the Premises, or more than 20% of the parking spaces on the Premises, or more than 40% of the land), or (ii) a Taking, following which Tenant can demonstrate to Landlord's reasonable satisfaction that the Premises cannot be operated for the Permitted Use in a manner which does not, as the sole result of such condemnation, materially increase the cost of Tenant's business operations in the Premises, or (iii) if all reasonable access to the adjacent roadways from the existing or comparable curb cuts shall be taken, or (iv) a Taking that results in the Premises failing to satisfy applicable zoning requirements or any restrictive covenants applicable to the Premises and Tenant, using reasonable efforts, is unable to obtain a waiver or variance thereof.

    (b) In the event of any Taking which does not give rise to an option to terminate, or in the event of a Taking which does give rise to an option to terminate and Tenant does not elect to terminate, Landlord shall be entitled to the compensation awarded and shall, to the extent required, make the award available to Tenant and Tenant shall, to the extent of the award from such Taking (which term "award" shall mean the net proceeds awarded by a court or net purchase price under a sale in lieu of condemnation after deducting expenses reasonably incurred by Landlord in the settlement or trial of the eminent domain matter, including, but not limited to, third party costs incurred by Landlord in connection therewith), promptly restore or repair the Premises and all improvements thereon (except those items of Tenant's Property which Tenant is permitted to remove under the terms of this Lease) to the same condition as existed immediately prior to such Taking insofar as is reasonably possible. If the estimated cost of restoration or repair shall exceed the amount of Landlord's award, at Landlord's election, (i) Tenant shall deposit with Landlord the amount of such excess (the "Excess Deposit") in which event Tenant shall receive a dollar for dollar credit in the amount of such Excess Deposit against the next maturing installments of Rent payable hereunder or (ii) Landlord shall be responsible for funding the amount by which the cost of restoration or repair exceeds the amount of Landlord's award. The award and any excess shall be held in trust by Landlord and used, to the extent required, for the purpose of such restoration or repair. A just and proportionate part of the Rent payable hereunder shall be abated from the date of such Taking until ten (10) days after Tenant has restored same and thereafter the Rent shall be reduced in proportion to the reduction in the then rental value of the Premises after the Taking in comparison with the rental value prior to the
 Taking.   If the award shall exceed the amount spent or to be spent promptly to effect such restoration, repair or replacement, such excess shall unconditionally belong to Landlord and shall be paid to Landlord.

    (c) In the event of any partial Taking where this Lease is not terminated, Tenant shall have the right to recover from the condemning authority (i) any compensation attributable to any improvements constructed by Tenant on the Premises subsequent to the effective date of this Lease that result in an expansion of the Building or the addition of new buildings or related improvements on the Premises and (ii) such compensation as is specifically awarded to Tenant (A) to reimburse Tenant for any cost which Tenant may incur in removing Tenant's Property from the Premises or for the loss of Tenant's Property in the Taking, and (B) for loss of Tenant's business (collectively, "Tenant's Condemnation Claims"). Except as set forth in the preceding sentence, Tenant shall not be entitled (except for use in reconstruction) to any part of the compensation or award given Landlord for the Taking of the fee of the Premises or any damages resulting therefrom.

    (d) If this Lease is terminated by reason of a Taking, then Landlord shall be entitled to receive the entire award in any such condemnation or eminent domain proceedings or purchase in lieu thereof, exclusive of Tenant's Condemnation Claims, and Tenant hereby assigns to Landlord all of its right, title and interest in and to all and any part of such award, exclusive of Tenant's Condemnation Claims. Landlord shall further be entitled to direct and control any settlement negotiations or litigation relating to eminent domain proceedings or purchase in lieu thereof except with respect to Tenant's Condemnation Claims, and Tenant hereby assigns to Landlord all of its right or interest in such negotiations or litigation, except with respect to Tenant's Condemnation Claims. Tenant shall be entitled to receive any award specifically awarded to Tenant for Tenant's Condemnation Claims.


 7. TAXES AND ASSESSMENTS
    ---------------------

    (a) Tenant shall pay prior to delinquency all taxes and assessments which may be levied upon or assessed against the Premises and all taxes and assessments of every kind and nature whatsoever arising in any way from the use, occupancy, possession or transfer of ownership (excluding, however, any documentary stamp or transfer taxes incurred by Landlord (or a successor landlord) in connection with a transfer of ownership) of the Premises or assessed against the improvements situated thereon, together with all taxes levied upon or assessed against Tenant's Property. To that end, Landlord shall not be required to pay any taxes or assessments whatsoever which relate to or may be assessed against this Lease, the Rent and other amounts due hereunder, the Premises, improvements and Tenant's Property; provided, however, that any taxes or assessments which may be levied or assessed against the Premises for a period ending after the termination hereof shall be prorated between Landlord and Tenant as of such date. Landlord shall be solely responsible for payment of any (i) income, profit or similar tax that may be imposed upon or assessed against Landlord with respect to the Rent and income derived from this Lease, under any law now in force or hereafter enacted, or (ii) any inheritance, estate, succession, gift or any form of transfer tax which may be assessed or levied on a transfer of the Premises (excluding any real estate assessments based on value after a transfer to a third party), or (iii) assessments pursuant to restrictive covenants which are not Permitted Exceptions or otherwise approved in writing by Tenant.

    (b) Within thirty (30) days after Tenant receives the paid receipted tax bills for the Premises, Tenant shall furnish Landlord with copies thereof. Tenant may, at its option, contest in good faith and by appropriate and timely legal proceedings any such tax and assessment; provided, however, that Tenant shall indemnify and hold harmless Landlord from any loss or damage resulting from any such contest, and all reasonable third party expenses of same (including, without limitation, all reasonable third party attorneys' and paralegal fees, court and other costs) shall be paid solely by Tenant. Notwithstanding the foregoing, in no event shall Tenant be obligated to pay or indemnify Landlord with respect to any loss, damage or expense arising from the gross negligence or willful misconduct of Landlord.


 8.   COMPLIANCE, UTILITIES, SURRENDER

    (a) Tenant, at its expense: shall promptly comply in all material respects with all municipal, county, state, federal and other governmental requirements and regulations (including but not limited to the requirements and regulations of the ADA) applicable to the Premises, whether or not compliance therewith shall require structural or other changes in the Premises, but only to the extent Tenant is permitted under this Lease to make such required changes; will procure and maintain all permits, licenses and other authorizations required for the use of the Premises or any part thereof then being made and for the lawful and proper installation, operation and maintenance of all equipment and appliances necessary or appropriate for the operation and maintenance of the Premises; and shall comply in all material respects with all easements, restrictions, reservations and other instruments of record applicable to the Premises which constitute Permitted Exceptions or have been otherwise approved in writing by Tenant, including without limitation, any requirement in such instruments on behalf of the owner or occupant of the Premises to procure and maintain insurance. Tenant shall indemnify and save Landlord harmless from all expenses and damages by reason of any notices, orders, violations or penalties filed against or imposed upon the Premises, or against Landlord as owner thereof, because of Tenant's failure to comply with this paragraph, except to the extent arising from Landlord's gross negligence or willful misconduct.

    (b) Tenant shall pay all charges for heat, water, gas, sewage, electricity and other utilities used or consumed on the Premises and shall contract for the same in its own name. Landlord shall not be liable for any interruption or failure in the supply of any such utility service to the Premises except to the extent caused by Landlord's willful misconduct, or by the affirmative, voluntary actions of Landlord (unrelated to an emergency situation) which cause termination of any such utility service without Tenant's prior consent.

    (c) Tenant shall peacefully surrender possession of the Premises, the buildings and other improvements thereon to Landlord at the expiration, or earlier termination, of the original term or any extended or renewed term of this Lease. No act by Landlord shall be deemed an acceptance of a surrender of the Premises (including, without limitation, a claim or assertion of a surrender by operation of law or similar claim or assertion), and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord.


 9.   QUIET ENJOYMENT
      ---------------

    Landlord covenants and warrants that Landlord has full power and authority to enter into this Lease, and that Tenant shall have and enjoy full, quiet and peaceful possession of the Premises, its appurtenances and all rights and privileges incidental thereto during the term hereof and any renewals or extensions, subject to the provisions of this Lease and the matters on Exhibit "E" attached hereto (the "Permitted Exceptions") and any other matters specifically approved by Tenant in writing. Landlord agrees to cause the holder of any mortgage now or hereafter relating to the Premises to execute and deliver to Tenant a Subordination and Nondisturbance Agreement substantially in the form contemplated by Paragraph 18 of this Lease and attached to this Lease as Exhibit "C", as such form may be revised in connection with the reasonable comments of Landlord's mortgagee.

    Notwithstanding the foregoing, however, upon reasonable prior notice, but in no event less than twenty-four (24) hours (except in the case of an emergency), Landlord may enter the Premises during Tenant's business hours for purposes of inspection, and to show the Premises to prospective purchasers, lenders and, during the last six (6) months of the Term, tenants.


 10.  OPTION TO RENEW
      ---------------

    Provided Tenant is not in Default of this Lease either at the time of exercise of an option term, or at the commencement of an option term, Tenant shall have two (2) successive five (5) year options to extend this Lease for up to an additional ten (10) years in total (each such option term being for five (5) years) upon the same terms, covenants, and conditions as set forth herein provided and rental at the rate determined in accordance with Paragraph 3 of the Rent Addendum. In the event Tenant elects to exercise each such five (5) year option(s), Tenant shall give written notice to Landlord thereof not less than one hundred eighty (180) days prior to the Termination Date, or the expiration of the first option term, if applicable. Should Tenant fail to give Landlord such timely written notice during the required period, this Lease shall terminate on the Termination Date.


 11.  [INTENTIONALLY OMITTED]
      -----------------------


 12.  TENANT REPRESENTATIONS
      ----------------------

   Tenant hereby represents and warrants to Landlord, as of the Effective Date, as follows:

    (a) Tenant is duly organized and validly existing under the laws of the state of its formation. Tenant has the power, and its representatives have been duly authorized, to enter into the transactions contemplated by this Lease, and all necessary approvals required to consummate this Lease have been obtained.

    (b) Tenant has not received written notice of any threatened and there is no pending litigation relating to Tenant or any affiliate of Tenant which might affect in any material respect either the performance by Tenant of its obligations under this Lease or the operation of Tenant's contemplated business on the Premises, or which might have a material adverse affect upon the financial condition of Tenant.

    (c) To Tenant's knowledge, Tenant is not in material violation of any agreement, law, ordinance, regulation, ruling, court order or other governmental enactment regarding the Premises, and performance by Tenant with its obligations under this Lease will not place Tenant in violation of any such matter in any material respect.

    (d) This Lease has been duly executed and delivered by Tenant, constitutes the valid and binding obligation of Tenant, and is enforceable against Tenant according to its terms.

    (e) To Tenant's knowledge, neither Tenant nor its affiliates are in violation of any laws relating to terrorism or money laundering, including Executive Order No. 13224 on Terrorist Financing (effective September 24, 2001, (the "Executive Order") and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism
 Act of 2001 (Public Law 107-56, the "Patriot Act"). Neither Tenant nor its affiliates is a "Prohibited Person," which is defined as follows: (i) a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of the Executive Order and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism; (ii) a person or entity owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (iii) a person or entity with whom Landlord is prohibited from dealing or otherwise engaging in any transaction by any terrorism or money laundering law, including the Executive Order and the Patriot Act; (iv) a person or entity who commits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Order; (v) a person or entity that is named as a "specially designated national and blocked person" on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov/ofac/tllsdn.pdf or at any replacement website or other replacement official publication of such list; and (vi) a person or entity who is affiliated with a person or entity listed above. Neither Tenant nor any of its affiliates is or will, knowingly (i) conduct any business or engage in any transaction or dealing with any Prohibited Person, including the making or receiving any contribution of funds, goods or services to or for the benefit of any Prohibited Person,
 (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order; or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Executive Order or the Patriot Act.

    (f) To Tenant's knowledge, Tenant has not received from any governmental authority written notice of any material violation of any document filed of record against the Premises, that has not been corrected.


 13. DEFAULT
     -------

     (a) If any one or more of the following events occur, said event or events shall hereby be referred to as a "Default":

     (i) If Tenant fails to pay Rent or any other charges required under this Lease when same shall become due and payable, and such failure continues for ten (10) days or more after written notice from Landlord.

     (ii)  INTENTIONALLY DELETED.

     (iii) If Tenant shall fail to perform or observe any term, condition, covenant, agreement, or obligation required under this Lease and such failure continues for thirty (30) days after written notice from Landlord (except that such thirty (30) day period shall be automatically extended for such additional period of time as is reasonably necessary to cure such failure, if such failure of performance cannot be cured within such period, provided Tenant is in the process of diligently curing the same).

     (iv)  INTENTIONALLY DELETED.

     (v) If Tenant shall make an assignment for the benefit of creditors or file a petition, in any federal or state court, in bankruptcy or reorganization, or make an application in any such proceedings for the appointment of a trustee or receiver for all or any portion of its property.

     (vi) If any petition shall be filed under federal or state law against Tenant in any bankruptcy, reorganization, or insolvency proceedings, and said proceedings shall not be dismissed or vacated within ninety (90) days after such petition is filed.

    (vii) If a receiver or trustee shall be appointed under federal or state law for Tenant, or any guarantor of Tenant's obligations hereunder, for all or any portion of the property of either of them, and such receivership or trusteeship shall not be set aside within sixty (60) days after such appointment.

     (b) Upon the happening of any one or more of the aforementioned Defaults which are not cured within the cure period applicable thereto, if any, Landlord shall have the right, in addition to any other rights and remedies, to terminate this Lease by giving written notice of same to Tenant. Upon such notice, this Lease shall cease and expire, and Tenant shall surrender the Premises to Landlord. Landlord may also terminate Tenant's right to occupy all or any part of the Premises, with or without terminating this Lease, and with or without re-entering or repossessing the Premises. Further, in the event of Tenant's Default under this Lease, Landlord may, by notice to Tenant, accelerate the monthly installments of Rent due hereunder for the remaining term of this Lease, in which event such amount, together with any sums then in arrears, shall immediately be due and payable to Landlord. If Landlord does accelerate the Rent due hereunder, then the accelerated Rent shall be equal to the Rent which accrued prior to the date of termination, plus the Rent that would have accrued during the balance of the term (not including any renewal term(s) not theretofore exercised by Tenant) of this Lease (as if this Lease had not been terminated), less the fair rental value of the Premises for the corresponding period, plus any and all reasonable expenses which Landlord may have incurred in re-letting the Premises including, but not limited to, direct costs incurred by Landlord in re-letting the Premises (including without limitation property management and site inspection costs), reasonable alterations to the building to protect the integrity of existing improvements or to facilitate re-letting of the existing improvements and the Premises, leasing commissions, construction costs, and reasonable architectural, engineering, legal and accounting fees. The accelerated Rent (but not the Rent accrued prior to the date of termination) and the fair rental value of the Premises shall each be discounted to present value at an annual interest rate equal to the Prime Rate (as used herein, "Prime Rate" shall be the prime rate established by the Bank of America, N.A., New York office, from time to time, or if such rate is no longer published or available, a comparable interest rate as selected by Landlord in its sole discretion). The foregoing liquidated damages shall be in lieu of the payment of loss and damage Landlord may suffer by reason of such termination as provided above but which shall not be in lieu of or reduce in any way any amount (including accrued Rent) or damages due to breach of any covenant (whether or not liquidated) payable by Tenant to Landlord which accrued prior to the termination of this Lease. Tenant hereby expressly agrees that its occupation of the Premises after any such termination constitutes forcible detainer (or equivalent) as is defined by the law in force in the jurisdiction in which the Premises are located. Tenant further agrees that in the event of a Default, any monies deposited by Tenant with Landlord, if any, shall be immediately and irrevocably assigned and released to Landlord (without further action by Landlord or Tenant) to be applied by Landlord against any and all of Tenant's obligations under this Lease, in any manner as Landlord may determine.

    (c) If this Lease, or Tenant's right to possess the Premises, shall terminate as provided hereinabove, Landlord may re-enter the Premises and remove Tenant, its agents and subtenants, together with all or any of Tenant's Property, by suitable action at law, or by force. Tenant waives any right to the service of any notice of Landlord's intention to re-enter and Landlord shall not be liable in any way in connection with any action it takes pursuant to this paragraph. Notwithstanding such re-entry or removal, Tenant's liability under this Lease shall survive and continue.

    (d) In case of re-entry, repossession or termination of this Lease, Tenant shall remain liable for Rent, any additional rent and all other charges provided for in this Lease for the otherwise remaining term of this Lease, and any and all third party expenses which Landlord may have incurred in re-entering the Premises including, but not limited to, alterations to the building, leasing, construction, architectural, legal and accounting fees. Landlord shall have the right, but not the obligation, to relet the whole or part of the Premises upon terms which Landlord, in its sole discretion, deems appropriate and Tenant shall be responsible for all third party expenses incurred by Landlord in reletting or attempting to relet and all rent collected for reletting shall be credited against all of Tenant's obligations hereunder.

    (e) In the event of a Default, Landlord may, at its sole option, enter upon the Premises, if deemed necessary by Landlord in its sole discretion, and/or do whatever may be deemed necessary by Landlord in its sole discretion to cure such failure by Tenant. Tenant shall pay to Landlord within five (5) business days of Landlord's request, all reasonable third party costs incurred by Landlord in connection with Landlord's curing of such failure. In addition to the above costs, in the event Landlord does not receive payment from Tenant within ten (10) days of the due date, then interest at the rate of eighteen percent (18%) per annum or, if less, the highest rate allowable by law, shall be due and payable with respect to such payment from the due date thereof until Landlord receives such payment.

    (f) In the event Landlord engages legal counsel in connection with the enforcement of any of the terms and provisions of this Lease in connection with a Default, then, in addition to all other sums due from Tenant to Landlord under this Lease, Tenant shall pay to Landlord any and all reasonable third party attorneys' fees, paralegal fees, and legal costs and reasonable third party expenses incurred by Landlord, whether or not judicial proceedings are filed, and including on appeal and in any bankruptcy proceedings, in connection with such Default.

    (g) Notwithstanding the foregoing, in the event (i) Tenant fails (beyond any applicable cure periods set forth herein) to (1) maintain and keep in full force and effect any or all of the insurance policies required pursuant to Paragraph 4 of this Lease, or (2) pay when due any and all taxes and assessments levied or assessed against the Premises, or (ii) of a monetary Default under this Lease in an amount exceeding the then current monthly installment of Annual Rent, then in the event Landlord does not terminate this Lease, and at Landlord's request and in Landlord's sole discretion, Tenant shall escrow funds for payment of such insurance premiums, taxes and assessments in the following manner:

     (i) Tenant shall immediately pay to Landlord all sums expended by Landlord, plus an additional three percent (3%) thereof (as an escrow surplus), for purposes of: (1) bringing current or reinstating or purchasing the insurance required under Paragraph 4 of this Lease; and/or (2) paying all taxes and assessments which are past due or currently due. Thereafter, Tenant shall pay to Landlord on the first (1st) day of each month along with the monthly payment of Rent a sum (the "Escrow Funds") equal to one-twelfth (1/12th) of. (A) the yearly premium(s) for the insurance required to be maintained pursuant to Paragraph 4 of this Lease; and/or (B) the annual taxes and assessments levied or assessed against the Premises as reasonably estimated by Landlord, based on the prior year's taxes and assessments levied or assessed against the Premises.

     (ii) Landlord shall apply the Escrow Funds to pay said insurance and/or taxes and assessments, and Tenant shall be released from its obligation under this Lease to pay such taxes and insurance to the extent of the Escrow Funds. No interest shall be payable by Landlord on the Escrow Funds unless required by applicable law, in which event all such interest shall be first applied by Landlord to pay such insurance and/or taxes and assessments. Landlord shall provide to Tenant an annual accounting of the Escrow Funds in Landlord's standard format showing credits and debits to the Escrow Funds and the purpose for which each debit to the Escrow Funds was made.

     (iii) If the amount of the Escrow Funds held by Landlord at the time of the annual accounting thereof shall exceed the amount deemed necessary by Landlord to provide for the payment of insurance and/or taxes and assessments as they become due, such excess shall be credited to Tenant against the next monthly installment of Escrow Funds due, and, provided that Tenant is not then in Default under this Lease, any excess Escrow Funds greater than such next monthly installment shall be paid by Landlord to Tenant. If at any time the amount of the Escrow Funds held by Landlord shall be less than the amount deemed necessary by Landlord to pay the insurance and/or taxes and assessments as they become due, Tenant shall pay to Landlord any amount necessary to make up the deficiency within thirty (30) days after notice from Landlord to Tenant requesting payment thereof.

     (iv) The foregoing Escrow Funds arrangement shall terminate if Tenant fully and faithfully complies with the provisions of this Paragraph 13(e) for a period of twelve (12) consecutive months. Upon the termination of this Lease, Landlord shall promptly refund (or credit to Tenant against amounts due to Landlord in the case of termination due to Tenant's Default) any Escrow Funds held by Landlord.

    (h) The rights and remedies of Landlord set forth herein shall be in addition to any other right and remedy now or hereinafter provided by law, and all such rights and remedies shall be cumulative. No action or inaction by Landlord shall constitute a waiver of any Default, and no waiver of any Default shall be effective unless it is in writing, signed by Landlord.


 14.  HOLDING OVER
      ------------

    In the event Tenant remains in possession of the Premises after the expiration of this Lease without executing a new written lease acceptable to Landlord and Tenant, Tenant shall occupy the Premises as a tenant from month to month subject to all the terms hereof (except as modified by this paragraph), but such possession shall not limit Landlord's rights and remedies by reason thereof nor constitute a holding over. In the event of such month to month tenancy, the monthly installment of Annual Rent due for each such month shall increase to be one hundred twenty-five percent (125%) of the monthly installment thereof which was payable during the last month of the term of this Lease.


 15.  WAIVER OF SUBROGATION
      ---------------------

    Notwithstanding anything in this Lease to the contrary, other than Tenant's obligations to repair, restore or rebuild described in Paragraph 4 of this Lease, neither party shall be liable to the other for any damage or destruction of the Premises resulting from fire or other casualty covered by insurance required of either party hereunder, whether or not such loss, damage or destruction of the Premises are caused by or results from the negligence of such party (which term includes such party's officers, employees, agents and invitees), and each party hereby expressly releases the other from all total liability for or on account of any said insured loss, damage or destruction, whether or not the party suffering the loss is insured against such loss, and if insured whether fully or partially. Each party shall procure all endorsements of insurance policies carried by it necessary to protect the other from any right of subrogation and/or liability in the event of such loss.


 16.  LANDLORD'S LIEN FOR RENTS
      -------------------------

    Landlord expressly waives any statutory or contractual security interest it may have in Tenant's Property now or hereafter located upon the Premises.


 17.  ASSIGNMENT AND SUBLETTING
      -------------------------

    (a) Tenant may assign its rights under this Lease to any entity controlling, controlled by, or under common control with Tenant or with or into which Tenant is merged or consolidated provided that the assignee following such assignment has a tangible net worth (exclusive of goodwill) equal to the greater of (i) the tangible net worth (exclusive of goodwill) of Tenant as of the Effective Date of this Lease or (ii) Twenty Five Million and No/100 Dollars ($25,000,000.00). Except as set forth in the preceding sentence, Tenant may not assign, mortgage or pledge this Lease, voluntarily or involuntarily, whether by operation of law or otherwise, or sublet any portion of the Premises at any time to any other person, in each case without the prior written consent of Landlord, which consent may not be unreasonably withheld, conditioned, or delayed. Any such purported assignment or sublease shall be null and void. In the event Landlord determines in its reasonable discretion that the assignment or subletting will result in a use of the Premises other than a Permitted Use, Landlord may, at its sole option (1) approve such assignment or subletting; or (2) decline to approve such assignment or subletting in which case such assignment or subletting shall be null and void.

    As used herein, "Permitted Use" shall mean the operation by Tenant of its headquarters office facility and the producing, compounding, and/or manufacturing of Tenant's products and fulfilling orders for its manufactured products.

    (b) Tenant shall remain liable for all obligations under this Lease arising both before and after the date of the assignment or sublease, as the case may be (it being understood, that in all such cases of an assignment, the Tenant shall be jointly and severally liable with the assignees). In order to insure that Landlord has adequate time to determine if such proposed assignment or sublease is a permitted assignment or sublease under this Lease, Tenant shall provide to Landlord written notice of Tenant's intent to assign or sublet the Premises, including the salient business terms of such assignment or subletting, at least fifteen (15) days prior to the effective date of such assignment or sublease. Furthermore, it shall not be unreasonable for Landlord to decline to approve an assignment or subletting if such use is reasonably deemed by Landlord to be a Noxious or Offensive Use.

    (c) If Tenant assigns all its rights and interest under this Lease with or without Landlord's consent, the assignee under such assignment shall expressly assume all the obligations of Tenant hereunder arising on or after the date of such assignment. Each sublease of any of the Premises shall be subject and subordinate to the provisions of this Lease. No assignment or sublease shall affect or reduce any of the obligations of Tenant hereunder, and all such obligations shall continue in full force and effect as obligations of a principal and not as obligations of a guarantor, as if no assignment or sublease had been made. No assignment or sublease shall impose any additional obligations on Landlord under this Lease.

     (d) Within ten (10) days after execution and delivery of an assignment or sublease, Tenant shall deliver to Landlord (i) a copy of the signed assignment or subletting documents to Landlord, which, in the event of an assignment, shall be in recordable form and include an assumption by the assignee of the Tenant's obligations under this Lease which accrue on or after the effective date of such assignment; (ii) the name, address and telephone number of such assignee or sublet tenant and a designated contact person therefor; and (iii) if applicable, a new insurance policy and binder complying with the terms of this Lease and naming such assignee or sublet tenant as the tenant of the Premises.

     (e) Landlord shall have the absolute right at any time during the continuance of a Default under this Lease, upon notice to Tenant and any subtenants, to collect rents and other sums of money payable under any present or future sublease of all or any portion of this Premises ("Subleases"), to the exclusion of Tenant, and to apply the same to installments of Rent then due and payable (with any excess payable to Tenant). Tenant shall not accept any rents under any Sublease more than thirty (30) days in advance of the accrual thereof nor permit anything to be done, the doing of which, nor omit or refrain from doing anything, the omission of which, will or could be a breach of or default in the terms of any of the Subleases.

    (f) In the event of the subletting or assignment of this Lease by Tenant, one-half (1/2) of any profits received by Tenant, in excess of Rent and other sums due hereunder and the actual third party costs of such subletting or assignment, shall be paid to Landlord.

    (g) Landlord shall have the right without limitation to sell, convey, transfer or assign its interest in the Premises or its interest in this Lease, so long as such transferee assumes all of the Landlord's obligation under this Lease which arise or accrue from and after the date of the transfer, and upon such conveyance being completed all covenants and obligations of Landlord under this Lease accruing thereafter shall cease, but such covenants and obligations shall run with the land and shall be binding upon the subsequent landlord or owners of the Premises or of this Lease. In connection with such a sale and assignment, the transferee may mortgage the Premises and pledge and assign this Lease to such mortgagee so long as the mortgagee executes a Subordination, Non-Disturbance Attormnent Agreement in substantially the form of Exhibit C" to this Lease.


 18. SUBORDINATION NON DISTURBANCE ATTORNMENT ESTOPPEL CERTIFICATE
     -------------------------------------------------------------

    (a) Upon written request of the holder of any mortgage (which term "mortgage" shall also include deeds of trust) now or hereafter relating to the Premises, Tenant shall subordinate its rights under this Lease to the lien thereof and to all advances made or hereafter to be made upon the security thereof, and Landlord, Tenant and such mortgagee shall execute, acknowledge and deliver an instrument substantially in the form of Exhibit "C" attached hereto or in other reasonable form customarily used by such encumbrance holder to effect such subordination and which is acceptable to the parties; provided, however, as a condition of all such subordination, the holder of such mortgage shall be required to execute and deliver the Subordination, NonDisturbance and Attormnent Agreement in substantially the form attached hereto as Exhibit "C", which agreement includes, among other things, the mortgagee's agreement that (i) casualty and condemnation proceeds shall be held and applied as required by this Lease, notwithstanding any conflicting provisions in such mortgagee's loan documents, and (ii) notwithstanding a foreclosure, deed in lieu of foreclosure, or other exercise of rights under any such first or other mortgage, Tenant's possession and occupancy of the Premises and the improvements and its leasehold estate shall not be disturbed or interfered with, nor shall Tenant's rights and obligations under this Lease be altered or adversely affected thereby so long as Tenant is not in Default.

    (b) Notwithstanding anything in Paragraph 18(a) above to the contrary, in the event the holder of any such mortgage elects to have this Lease be superior to its mortgage, then upon notification to Tenant to that effect by such encumbrance holder, this Lease shall be deemed prior to the lien of said mortgage, whether this Lease is dated prior or subsequent to the date of said mortgage, and Tenant shall execute, acknowledge and deliver an instrument, in the form customarily used by such encumbrance holder and reasonably satisfactory to Tenant to effect such priority.

    (c) In the event proceedings are brought for the foreclosure of, or in the event of the exercise of the power of sale under any mortgage made by Landlord encumbering the Premises, or in the event of delivery of a deed in lieu of foreclosure under such a mortgage, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as "Landlord" under this Lease, and upon the request of the purchaser, Tenant shall execute, acknowledge and deliver an instrument, in form and substance reasonably satisfactory to such purchaser and Tenant, evidencing such attornment.

    (d) Each party agrees, within ten (10) days after written request by the other, to execute, acknowledge and deliver to and in favor of any proposed mortgagee or purchaser of the Premises or with respect to Tenant or Tenant's Property, an estoppel certificate, substantially in the form of Exhibit "D" attached hereto, stating, among other things (i) whether this Lease is in full force and effect, (ii) whether this Lease has been modified or amended and, if so, identifying and describing any such modification or amendment,
 (iii) the date to which Rent and other charges have been paid, (iv) whether the party furnishing such certificate knows of any default on the part of the other party under this Lease, or has any claim against such party and, if so, specifying the nature of such default or claim, and (v) if applicable, Landlord will provide an accounting of any Escrow Funds then held by Landlord.


 19.  USE OF PREMISES
      ---------------

    The use of the Premises shall be limited to the Permitted Use. Tenant shall have no obligation to continuously operate the Premises, provided, however, that if the Premises remain continuously unoccupied and no business is conducted at the Premises for a period of twelve (12) consecutive months or longer, Landlord may, at its sole and absolute discretion, give written notice to Tenant that Landlord has elected to terminate this Lease as of a specified date (if the Premises remains unoccupied as of such date and no business is being conducted on the Premises) (the "Early Lease Termination Date"), subject to payment by Tenant to Landlord of an amount equal to six
 (6) months of the Annual Rent (at the then current rental rate), plus any past due rent, past due real estate taxes, and accrued real estate taxes or assessments prorated through the date of such termination (the "Lease Termination Fee"). Upon payment to Landlord of the Lease Termination Fee, Tenant shall have no further obligations under this Lease after the Early Lease Termination Date. Tenant shall at all times maintain the Premises and (to the extent business operations are being conducted thereon) operate its business in compliance with all applicable regulations and requirements of all county, municipal, state, federal and other govermnental authorities, and instruments of record affecting the Premises which are now in force or which are enacted during the term of this Lease with Tenant's consent.


 20. NOTICES
     -------

     All notices and other communications required or permitted to be given hereunder shall be in writing and shall be delivered by certified mail, return receipt requested, by a nationally recognized overnight courier or personally delivered, addressed as follows, and any such notice shall be deemed delivered and received as of the earlier to occur of (i) actual receipt or (ii) refusal:

   If to Landlord: THE BUSBY FAMILY TRUST
                   6361 Rancho Park Drive
                   San Diego, California 92120
                   Attention: Howard A. Busby

                   and

                   THE JUICE TRUST
                   314 Loma Larga Drive
                   Solana Beach, California 92075
                   Attention: Jeffrey A. Busby and Sally S. Busby

     with copy to: William Howshaw, Esq.
                   Miller, Monson, Peshel, Polacek & Hoshaw
                   501 West Broadway, Suite 700
                   San Diego, California 92101

     If to Tenant: CARRINGTON LABORATORIES, INC.
                   2001 Walnut Hill Lane
                   Irving, Texas 75038
                   Attention: Carlton E. Turner

     with copy to: Michael A. Krywucki, Esq.
                   Munsch Hardt Kopf & Harr P.C.
                   3800 Lincoln Plaza
                   500 North Akard
                   Dallas, Texas 75201

    Any party may change its address for notices by written notice in like manner as provided in this paragraph and such change of address shall be effective seven (7) days after the date notice of such change of address is given. All notices given in accordance with the terms hereof shall be deemed given when it shall have been received, or upon refusal of delivery.


 21. INDEMNIFICATION
     ---------------

    Tenant does hereby indemnify and exonerate and agrees to hold harmless Landlord against and from all liabilities, losses, obligations, damages, penalties, claims, costs, charges and third party expenses, including reasonable third party architects' fees, attorneys' fees, paralegal fees, and legal costs and expenses incurred by Landlord during the term of this Lease or any extension or renewal hereof or while Tenant is occupying the Premises, whether or not judicial proceedings are filed, and including on appeal and in any bankruptcy proceedings, which may be imposed upon or asserted against or incurred by Landlord by reason of any of the following occurring:

    (a) any work or thing done in respect of construction of, in or to the Premises or any part of the improvements now or hereafter constructed on the Premises;

    (b) any use, possession, occupation, operation, maintenance or management of the Premises or any part hereof,

    (c) any breach by Tenant of any of Tenant's obligations under this Lease;

    (d) the condition, including environmental conditions, of the Premises or any part thereof;

    (e) any negligence on the part of Tenant or any of its agents, contractors, servants, employees, licensees or invitees;

    (f) any accident, injury or damage to any person or property occurring in, on or about the Premises or any part thereof including any sidewalk adjacent thereto;

    (g) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease on its part to be performed or complied with.

    (h) Notwithstanding the foregoing, Tenant's obligations under this Paragraph 21 shall not extend to (i) matters arising from the gross negligence or willful misconduct of Landlord or its agents, officers or employees, (ii) Landlord's costs in administering this Lease except in connection with a Tenant Default, or (iii) any costs or expenses incurred in connection with or arising from any financing of the Premises or the Lease or any securitization of the Premises or the Lease.

     THIS LEASE CONTAINS ONE OR MORE INDEMNITIES BY TENANT OF LANDLORD OR ITS SHAREHOLDERS, DIRECTORS, OFFICERS, PARTNERS, MEMBERS, MANAGERS, EMPLOYEES, AFFILIATES OR AGENTS THAT MAY INDEMNIFY THE NEGLIGENCE OF THE INDEMNIFIED PERSON OR PERSONS AND THE INDEMNIFYING PERSON OR PERSONS ACKNOWLEDGE THAT THIS NOTICE SATISFIES THE REQUIREMENTS OF THE EXPRESS NEGLIGENCE RULE IN TEXAS.

     Landlord does hereby indemnify and exonerate and agrees to hold harmless Tenant against and from all liabilities, losses, obligations, damages, penalties, claims, costs, charges and third party expenses, including reasonable third party architects' fees, attorneys' fees, paralegal fees, and legal costs and expenses incurred by Tenant during the term of this Lease or any extension or renewal hereof arising out of the gross negligence or willful misconduct of Landlord, or Landlord's agents, officers or employees.


 22. COOPERATION
     -----------

     (a) Landlord shall fully cooperate with Tenant throughout the term of this Lease to secure or maintain proper zoning, building and other permits and compliance with all applicable laws. Landlord shall execute any petitions, requests, applications and the like as Tenant shall reasonably request in order to obtain any permit, license, variances and approvals which, in the reasonable judgment of Tenant, are necessary for the lawful construction and/or operation of Tenant's business on the Premises or the business of any approved subtenant, provided, however, that Tenant shall indemnify and save Landlord harmless from any and all expenses, costs, charges, liabilities, losses, obligations, damages and claims of any type which may be imposed upon, asserted against or incurred by Landlord by reason of same, except to the extent caused by the gross negligence or willful misconduct of Landlord.

    (b) Landlord shall have the right, in Landlord's sole discretion, to enter into an exchange agreement with a qualified intermediary in order to effectuate a like-kind exchange of the Premises for one or more other properties. Landlord and Tenant agree that Tenant, at no cost to Tenant, shall cooperate with Landlord in effecting a like-kind exchange of the Premises by Landlord pursuant to and in accordance with the provisions of Section 1031 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, so long as such cooperation will not result in any amendment or alteration to the terms of this Lease, expand Tenant's obligations under this Lease, or impair any of Tenant's rights or remedies under this Lease.


 23. EXCULPATION
     -----------

    Landlord shall not be liable to Tenant, Tenant's employees, agents, invitees, licensees or any other person whomsoever for any injury to person or damage to property on or about the Premises caused by the negligence or misconduct of Tenant, its agents, servants or employees or of any other person entering the building under express or implied invitation by Tenant or due to any other cause whatsoever, unless caused by the negligence or neglect of Landlord, its agents, officers, employees or their respective authorized representatives. Notwithstanding the foregoing or anything set forth herein, Landlord shall have full personal liability for any Escrow Funds held by Landlord hereunder and for Landlord's failure to apply such Escrow Funds as required hereunder.


 24.  LANDLORD'S LIABILITIES
      ----------------------

    The term "Landlord" as used in this Lease means the owner from time to time of the Premises. Neither Landlord nor any partner, shareholder or beneficiary thereof shall have any personal liability with respect to any of the provisions of this Lease, and if Landlord is in default with respect to its obligations hereunder, Tenant shall look solely to the Premises and the equity of Landlord in the Premises. Notwithstanding the foregoing or anything set forth herein, Landlord shall have full personal liability for any Escrow Funds held by Landlord hereunder and for Landlord's failure to apply such Escrow Funds as required hereunder.


 25.  SUCCESSORS
      ----------

    The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns.


 26.  ENTIRE AGREEMENT/MEMORANDUM OF LEASE
      ------------------------------------

    This Lease contains the entire agreement between the parties hereto and may not be modified in any manner other than in writing signed by the
 parties hereto or their successors in interest.   A memorandum of this Lease
 in the form of Exhibit "F" attached hereto shall be executed by the parties and shall be recorded in the official records of the county where the Premises are located.


 27. GENDER
     ------

    Whenever the context hereof permits or requires, words in the singular may be regarded as in the plural and vice-versa, and personal pronouns may be read as masculine, feminine and neuter.


 28.  BROKERAGE FEES
      --------------

    It is understood and agreed that neither party has incurred any real estate brokerage fees or commissions arising out of this Lease and each party agrees to hold the other harmless from and against all such fees and commissions incurred, and costs related thereto including legal fees, as a result of its own conduct or alleged conduct.


 29. CAPTIONS
     --------

    The captions of this Lease are for convenience only, and do not in any way define, limit, disclose, or amplify terms or provisions of this Lease or the scope or intent thereof.


 30.  NOT A SECURITY ARRANGEMENT
      --------------------------

    The parties hereto agree and acknowledge that this transaction is not intended as a security arrangement or financing secured by real property, but shall be construed for all purposes as a true lease.


 31.  NET LEASE
      ---------

    It is the intention of the parties hereto that this Lease is and shall be treated as a triple net lease. Any present or future law to the contrary notwithstanding, except as expressly set forth in this Lease, this Lease shall not terminate, nor shall Tenant be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to Rent. The parties intend that the obligations of Tenant hereunder shall be separate and independent covenants and agreements and shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Lease.


 32.  WAIVER
      ------

    No waiver by Landlord of any provision hereof shall be deemed a wavier of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to, or approval of, any act as required hereunder shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any such subsequent act by Tenant. The acceptance of Rent hereunder by Landlord shall not be a waiver of any preceding Default by Tenant of any provision hereof, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.


 33.  TIME OF THE ESSENCE
      -------------------

    Landlord and Tenant agree that time shall be of the essence of all terms and provisions of this Lease.


 34.  GOVERNING LAW
      -------------

    This Lease shall be construed in accordance with the laws of the state in which the Premises are located.


 35.  LEASE SECURITIZATION
      --------------------

    Landlord reserves the right to assign, transfer, participate, pledge, hypothecate or encumber, or any combination thereof, all or any part of Landlord's interest in this Lease or any of the collateral and documents described herein or related hereto without Tenant's consent, but subject to the terms and conditions of this Lease. Tenant acknowledges that Landlord has advised Tenant that Landlord intends to offer the Premises and this Lease as part of an investment sale/ lease securitization program. Tenant
 (a) agrees, at Landlord's sole cost and expense, to cooperate in good faith with Landlord's reasonable requests relating to the sale or securitization program process and requirements, (b) agrees and acknowledges that all required financial information relating to Tenant may be made available by Landlord to purchasers of the Premises or participants in a lease securitization, and (c) agrees, at Landlord's sole cost and expense, to assist Landlord in completing any documents reasonably necessary to accomplish any such transfer and/or securitization transaction, it being understood and agreed, however, than none of such agreements or cooperation shall expand Tenant's liability under this Lease or vary the terms of this Lease. Tenant hereby authorizes Landlord to provide any required financial information regarding Tenant in any reports required as part of a lease securitization program or by any governmental body regulating Landlord.


 36. SEVERABILITY
     ------------

    If any provision of this Lease becomes unenforceable for any reason, such unenforceability shall not limit or impair the operation or validity of any other provision of this Lease.


 37.  JURISDICTION, VENUE, AND GOVERNING LAW
      --------------------------------------

    If any party to this Lease institutes any lawsuit or other action or proceeding against the other party and pertaining to this Lease, any right or obligation of any party hereunder, breach of this Lease or otherwise pertaining to the Premises, the sole and exclusive venue and jurisdiction for filing and maintaining any such lawsuit or other action or proceeding shall be in the jurisdiction where the Premises is located, and the parties to this Lease waive the right to institute or maintain any such suit, action or proceeding in any other courts or forums whatsoever. Each party by executing this Lease consents and submits itself to the personal jurisdiction of such court. This Lease shall be construed and governed in accordance with the laws of the state where the Premises is located without regard to conflict of law principles.


 38. COUNTERPARTS
     ------------

    This Lease may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one agreement.


 39. SURVIVAL
     --------

    All obligations, covenants or agreements of a party to this Lease that are not fulfilled, completed, discharged or released by the terms of this Lease at the expiration or termination of this Lease, shall survive the expiration or termination of the Lease as continuing obligations, covenants or agreements of the party.


 40.  TENANT'S PURCHASE RIGHTS
      ------------------------

    (a) At such time as Landlord desires to commence marketing the Premises for sale to unrelated third parties, Landlord shall present Tenant with a written offer to sell the Premises to Tenant at the price Landlord intends to list the Premises for sale (the "Listing Price"). Tenant shall thereafter have the right, by written notice to Landlord delivered no later than fifteen (15) days following Tenant's receipt of Landlord's written notification of the Listing Price, to either (i) accept the Listing Price,
 (ii) reject the Listing Price, and present Landlord with a counteroffer price (the "Counteroffer Price"), which Counteroffer Price shall contemplate Net Transaction Terms (as such term is hereinafter defined) if the Listing Price presented by Landlord to Tenant contemplates such Net Transaction Terms, or (iii) reject the Listing Price without presenting Landlord with any counteroffer price. Failure of Tenant to respond in writing within the aforesaid fifteen (15) day period shall be deemed to be a rejection by Tenant of the Listing Price, without presenting any counteroffer price, and Landlord shall thereafter be free to market and sell the Premises to such unrelated third parties without any restrictions except for (i) Tenant's rights under this subparagraph shall apply to subsequent sales by any future owners of the Premises, (ii) Tenant's Price Protection Right of First Refusal (as hereinafter defined) and (iii) Tenant's right to repurchase the Premises pursuant to Paragraph 40(c) of this Lease. In the event that Tenant accepts the Listing Price, or in the event Landlord accepts the Counteroffer Price, Tenant shall be obligated within three (3) business days thereof, to deposit the sum of Fifty Thousand and No/100 Dollars ($50,000.00) as non-refundable, but applicable earnest money, with Republic Title of Texas, Inc., 2626 Howell Street, 10th Floor Dallas, Texas 75204-4064 ("Title Company") and the closing for such sale by Landlord to Tenant shall occur no later than forty-five (45) days following the date of Landlord's receipt of Tenant's written acceptance of the Listing Price or if applicable, Tenant's receipt of Landlord's written acceptance of the Counteroffer Price (the "Closing Period"). During the initial thirty (30) days of the Closing Period, Tenant shall have the right to review and approve a current Title Commitment of the Premises, legible copies of all documents of record listed in the Title Commitment as exceptions to title of the Premises and a current Survey of the Premises, it being understood and agreed that (a) such title and survey matters as existed as of the date of Landlord's closing on the acquisition of the Premises from Tenant, (b) such title and survey matters as Tenant may thereafter have approved in writing, (c) such additional title and survey matters which arise out of Tenant's use of the Premises and/or construction of the Additional Tenant Improvements (as hereinafter defined) and (d) such title and survey matters as Landlord agrees in writing to cure shall be deemed acceptable to Tenant (collectively, the "Permitted Encumbrances"). Further, in connection with such sale, the Premises shall be conveyed by Landlord to Tenant on an "as is, where is" basis without any representation or warranty whatsoever (other than the limited representation as to title to be contained in the deed), subject only to the Permitted Encumbrances. In the event the Listing Price presented by Landlord to Tenant contemplates Net Transaction Terms, and such is the basis upon which Landlord intends to market the Premises for sale to unrelated third parties, then Tenant's acquisition of the Premises shall be pursuant to the Net Transaction Terms (with the term "Net Transaction Terms" being defined as the purchase price to be paid to Landlord being net of any and all closing costs (including without limitation, brokerage commissions and title insurance fees), all of which shall be the responsibility of Tenant (as purchaser), and Tenant (as purchaser) shall also be obligated to either assume any then existing mortgage financing on the Premises and pay all assumption costs in connection therewith, or pay off any then existing mortgage financing on the Premises and pay any prepayment penalties or other similar charges required in connection with extinguishing such mortgage financing. In the event that the Listing Price presented by Landlord to Tenant does not contemplate the Net Transaction Terms, then the closing costs relating to such transaction shall be borne by the parties in the following manner: Tenant shall be responsible for any updates to the Survey, any special endorsements to the Owner's Policy of Title Insurance, and for the costs of Tenant's own legal fees. Landlord shall be responsible for the costs of the basic premium for the Owner's Policy of Title Insurance, any costs and fees due and payable to its lender or other parties to remove any monetary liens from the Premises and the cost of its own legal fees. All other closing costs shall be born by the party incurring the same.

    (b) In the event that Tenant rejects the Listing Price, and presents Landlord with a Counteroffer Price which is not accepted by Landlord, then in the event Landlord desires, during the one hundred eighty (180) day period following Landlord's receipt of the Counteroffer Price, to sell the Premises to such an unrelated third party for a purchase price which is less than ninety five percent (95%) of the Counteroffer Price (the "Proposed Subsequent Transaction"), Landlord shall be obligated to provide Tenant with written notice of such Proposed Subsequent Transaction, and Tenant shall have a right of first refusal ("Tenant's Price Protection Right of First Refusal") to purchase the Premises at a price equal to the Counteroffer Price, which Tenant's Price Protection Right of First Refusal must be exercised, if at all, by no later than seven (7) business days following Tenant's receipt of written notice from Landlord of the Proposed Subsequent Transaction. Failure of Tenant to exercise such Tenant's Price Protection Right of First Refusal within seven (7) business days shall be deemed a waiver of such Tenant's Price Protection Right of First Refusal. In the event that Tenant exercises Tenant's Price Protection Right of First Refusal, Tenant shall be obligated within three (3) business days thereof, to deposit the sum of Fifty Thousand and No/100 Dollars ($50,000.00) as non-refundable, but applicable earnest money, with Republic Title of Texas, Inc., and the closing for such sale by Landlord to Tenant shall occur no later than forty-five (45) days following the date of Landlord's receipt of Tenant's written exercise thereof (the "Closing Period"). During the initial thirty (30) days of the Closing Period, Tenant shall have the right to review and approve a current Title Commitment of the Premises, legible copies of all documents of record listed in the Title Commitment as exceptions to title of the Premises and a current Survey of the Premises it being understood and agreed that (a) such title and survey matters as existed as of the date of Landlord's closing on the acquisition of the Premises from Tenant, (b) such title and survey matters as Tenant may thereafter have approved in writing, (c) such additional title and survey matters which arise out of Tenant's use of the Premises and/or construction of the Additional Tenant Improvements (as hereinafter defined) and (d) such title and survey matters as Landlord agrees in writing to cure shall be deemed acceptable to Tenant (collectively, the "Permitted Encumbrances"). Further, in connection with such sale, the Premises shall be conveyed by Landlord to Tenant on an "as is, where is" basis without any representation or warranty whatsoever (other than the limited representation as to title to be contained in the deed), subject only to the Permitted Encumbrances. In the event the Listing Price presented by Landlord to Tenant contemplates Net Transaction Terms, and such is the basis upon which Landlord intends to market the Premises for sale to such unrelated third parties, then Tenant's acquisition of the Premises shall be pursuant to the Net Transaction Terms (with the term "Net Transaction Terms" being defined as purchase price to Landlord being net of any and all closing costs (including without limitation, brokerage commissions and title insurance fees), all of which shall be the responsibility of Tenant (as purchaser), and Tenant (as purchaser) shall also be obligated to either assume any then existing mortgage financing on the Premises and pay all assumption costs in connection therewith, or pay off any then existing mortgage financing on the Premises and pay any prepayment penalties or other similar charges required in connection with extinguishing such mortgage financing. In the event that the Listing Price presented by Landlord to Tenant does not contemplate the Net Transaction Terms, then the closing costs relating to such transaction shall be borne by the parties in the following manner: Tenant shall be responsible for any updates to the Survey, any special endorsements to the Owner's Policy of Title Insurance, and for the costs of Tenant's own legal fees. Landlord shall be responsible for the costs of the basic premium for the Owner's Policy of Title Insurance, any costs and fees due and payable to its lender or other parties to remove any monetary liens from the Premises and the cost of its own legal fees. All other closing costs shall be borne by the party incurring the same.

     In the event Landlord does not sell the Premises within one (1) year following Landlord's receipt of the Counteroffer Price, Landlord shall be required to follow the procedure outlined in this Paragraph 40(b) in the event Landlord desires to attempt to sell the Premises again to an unrelated third party.

     (c) Tenant shall have the option to repurchase the Premises at the end of the fifth (5th) Lease Year at a purchase price equal to the greater of
 (i) 105% of the fair market value of the Premises to be established pursuant to MAI appraisals (which shall take into consideration that the Premises is leased to a credit tenant, and which shall take into consideration the purchase of the Premises as part of a like kind exchange, on the part of the buyer, pursuant to Section 1031 of the Internal Revenue Code) or (ii) $5,700,000.00. The appraisal process shall provide for each of Tenant and Landlord obtaining separate appraisals, and then presenting such separate appraisals to a third independent appraiser mutually selected by Landlord and Tenant, who shall appraise the Premises and then select the appraisal of Landlord or Tenant which is closest to such third appraiser's appraisal. In the event Tenant has elected to construct additional improvements to the Premises at its own cost pursuant to its rights to do so under the Lease (the "Additional Tenant Improvements"), the appraisers shall be instructed to exclude the value attributable to the Additional Tenant Improvements from the scope of the appraisal, such that the appraised value does not attribute any value to the Additional Tenant Improvements. In order for Tenant to exercise its repurchase option under this subparagraph, Tenant shall be obligated to deliver written notice of such exercise by no later than 120 days (but no earlier than 365 days) prior to the expiration of the fifth
 (5th) Lease Year, and Tenant shall be obligated within three (3) business days thereof, to deposit the sum of Fifty Thousand and No/100 Dollars ($50,000.00) as non-refundable, but applicable earnest money, with Republic Title of Texas, Inc. The closing for such repurchase shall occur prior to the earlier to occur of (i) forty-five (45) days after the date the purchase price has been determined as set forth in this subparagraph or (ii) the date upon which the expiration of the fifth (5th) Lease Year shall occur (with the period of time commencing with Tenant's exercise of its repurchase option and continuing through to the required date for closing be referred to hereinbelow as the "Closing Period"). During the initial thirty (30) days of the Closing Period, Tenant shall have the right to review and approve a current Title Commitment of the Premises, legible copies of all documents of record listed in the Title Commitment as exceptions to title of the Premises and a current Survey of the Premises, it being understood and agreed that
 (a) such title and survey matters as existed as of the date of Landlord's closing on the acquisition of the Premises from Tenant, (b) such title and survey matters as Tenant may thereafter have approved in writing, (c) such additional title and survey matters which arise out of Tenant's use of the Premises and/or construction of the Additional Tenant Improvements (as defined hereinabove) and (d) such title and survey matters as Landlord agrees in writing to cure shall be deemed acceptable to Tenant (collectively, the "Permitted Encumbrances"). Further, in connection with such repurchase, the Premises shall be conveyed by Landlord to Tenant on an as is, where is basis without any representation or warranty whatsoever (other than the limited representation as to title to be contained in the deed), but subject only to the Permitted Encumbrances and the purchase price to Landlord shall be net of any and all closing costs (including without limitation, brokerage commissions and title insurance fees), all of which shall be the responsibility of Tenant, and Tenant shall also be obligated to either assume any then existing mortgage financing on the Premises and pay all assumption costs in connection therewith, or pay off any then existing mortgage financing on the Premises and pay any prepayment penalties or other similar charges required in connection with extinguishing such mortgage financing.

     (d) In the event Tenant is required to assume Landlord's existing mortgage financing on the Premises pursuant to Paragraph 40(b) or (c) above, Tenant shall be obligated to pay in cash at closing the amount of the purchase price less the outstanding principal amount of Landlord's existing mortgage financing that Tenant is assuming.

     (e) Landlord and Tenant agree that the rights of Tenant under this Paragraph 40 shall be personal to Tenant and any assignee of Tenant's interest in this Lease pursuant to an assignment for which Landlord's consent is not required. Landlord and Tenant also agree that Tenant's rights under this Paragraph 40 shall be extinguished and of no further force and effect from and after the termination of this Lease. Further, Landlord and Tenant agree that the rights of Tenant under this Paragraph 40 shall be not be applicable in connection with a sale arising out of the foreclosure (or the execution, delivery and recordation of a deed in lieu thereof) of the lien of Landlord's lender upon the Premises.

                          [Signatures on Next Page]

    IN WITNESS WHEREOF, the parties hereto have executed and sealed this Lease Agreement to be effective as of the day and date first above written.

                                                "LANDLORD"

                                    THE JUICE TRUST,
                                    dated January 24, 1996


 Signed and Delivered
 in the presence of:

                                    By:
 --------------------------------       -----------------------------------
 Name:                                  Jeffrey A. Busby, Trustee
       --------------------------

 --------------------------------
 Name:
       --------------------------

 Signed and Delivered
 in the presence of:

                                    By:
 --------------------------------       -----------------------------------
 Name:                                  Sally S. Busby, Trustee
       --------------------------

 --------------------------------
 Name:
       --------------------------



                                    THE BUSBY FAMILY TRUST,
                                    dated June 18, 1980

 Signed and Delivered
 in the presence of:

                                    By:
 --------------------------------       -----------------------------------
 Name:                                  Howard A. Busby, Trustee
       --------------------------

 --------------------------------
 Name:
       --------------------------




                                                    "TENANT"
 Signed and Delivered                  CARRINGTON LABORATORIES, INC., a
 in the presence of                    Texas corporation

                                    By:
 --------------------------------       -----------------------------------
 Name:                                  Name: Carlton E. Turner
       --------------------------       As Its: President and CEO



 --------------------------------
 Name:
       --------------------------


 EXHIBITS ATTACHED
 -----------------
 Exhibit "A" - Legal Description
 Exhibit "B" - Intentionally Deleted
 Exhibit "C" - Subordination, Non-Disturbance and Attornment Agreement Exhibit "D" - Estoppel Certificate
 Exhibit "E" - Permitted Exceptions
 Exhibit "F" - Memorandum of Lease

                                 EXHIBIT "A"

                      Legal Description of the Premises
                      ---------------------------------

 Being Lot 5 of the LAS COLINAS WALNUT HILL DISTRIBUTION CENTER, SIXTH INSTALLMENT, an addition to the City of Irving, Dallas County, Texas, according to the Map or Plat thereof recorded in Volume 80188, Page 1806, of the Deed Records of Dallas County, Texas

                                 EXHIBIT "B"

                       SUBORDINATION OF LANDLORD'S LIEN
                       ---------------------------------

                             INTENTIONALLY DELETED

                                 EXHIBIT "C"

                       SUBORDINATION, NON-DISTURBANCE
                           AND ATTORNMENT AGREEMENT
                           ------------------------

    THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made as of this ____day of , 200_, which date shall be the effective date of this Agreement, between CARRINGTON LABORATORIES, INC., a Texas corporation (the "Tenant") and BANK OF AMERICA, N.A., a national banking association, a wholly owned subsidiary of BankAmerica Corporation, and having its principal offices in Charlotte, North Carolina (together with its successors and/or assigns the "Lender").

    The Tenant is the lessee under the lease described in Exhibit A attached hereto (as the same may from time to time be assigned, subleased, renewed, extended, amended, modified or supplemented, collectively the "Lease").

    The Lender has previously made or is about to make a loan to __________ a ____________________ or its successor and/or assigns with respect to the landlord's interest under the Lease (the "Landlord"), evidenced by a promissory note in the original principal amount of approximately $_______ executed by the Landlord and payable to the Lender and secured by a first priority deed of trust, mortgage or deed to secure debt on certain real and personal property and improvements (the "Premises"), recorded or to be recorded in the appropriate records of Dallas County, Texas (the "Security Instrument").

    The Lender has requested the Tenant to confirm the fact that the Lease is subject and subordinate to the Security Instrument.

    The Tenant is willing to confirm the subordination of the Lease, provided it obtains assurance from the Lender that its possession of the premises demised under the Lease (the "Demised Premises), which Demised Premises is all or a portion of the Premises, and its right to use any common areas will not be disturbed by reason of or in the event of the foreclosure of the Security Instrument.

   The Lender is willing to give such assurance.

    NOW, THEREFORE, for and in consideration of the mutual agreements herein contained and other good and valuable consideration, the parties hereto do hereby mutually covenant and agree as follows:

     1. The Tenant hereby subordinates the Lease and all terms and conditions contained therein and all rights, options, liens and charges created thereby to the Security Instrument and the lien thereof, and to all present or future advances under the obligations secured thereby and to all renewals, extensions, amendments, modifications and/or supplements of same, to the full extent of all amounts secured thereby from time to time.

    2. So long as no event of default on the part of the Tenant under the Lease shall exist which would entitle the Landlord to terminate the Lease, or if such an event of default shall exist, so long as the Tenant's time to cure the default shall not have expired, the term of the Lease shall not be terminated or modified in any respect whatsoever and the Tenant's right of possession to the Demised Premises and its rights in and to any common areas and its other rights arising out of the Lease will all be fully recognized and protected by the Lender and shall not be disturbed, canceled, terminated or otherwise affected by reason of the Security Instrument or any action or proceeding instituted by the Lender to foreclose the Security Instrument, or any extension, renewal, consolidation or replacement of same, irrespective of whether the Tenant shall have been joined in any action or proceeding.

    3. In the event that the Lender takes possession of the Premises, either as the result of foreclosure of the Security Instrument or accepting a deed to the Premises in lieu of foreclosure, or otherwise, or the Premises shall be purchased at such a foreclosure by a third party, the Tenant shall attorn to the Lender or such third party and recognize the Lender or such third party as its landlord under the Lease, and the Lender or such third party will recognize and accept the Tenant as its tenant thereunder, whereupon, the Lease shall continue in full force and effect as a direct lease between the Lender or such third party and the Tenant for the full term thereof, together with all extensions and renewals thereof, and the Lender or such third party shall thereafter assume and perform all of the Landlord's obligations, as the landlord under the Lease with the same force and effect as if the Lender or such third party were originally named therein as the Landlord; provided, however, that the Lender or such third party shall not be:

        (a) liable for any act or omission of any prior landlord (including the Landlord), except to the extent the Lender was furnished notice and opportunity to cure the same in accordance with the provisions of this Agreement prior to taking possession of such Premises; or

        (b) subject to any offsets or defenses which the Tenant might have against any prior landlord (including the Landlord), except to the extent the Lender was furnished notice and opportunity to cure the same in accordance with the provisions of this Agreement prior to taking possession of such Premises or for matters occurring during Lender's possession of the Premises for which Lender has been furnished notice by Tenant; or

        (c) bound by any rent or additional rent which the Tenant might have paid for more than two (2) months in advance to any prior landlord (including the Landlord) or any escrow deposits of the Tenant not actually received by Lender from any prior landlord (including Landlord); provided, however, Tenant shall not be responsible for the deposit of any additional escrow deposits in the event the prior landlord (including Landlord) did not transfer such deposits to Lender; or

       (d) bound by any amendment or modification of the Lease not consented to in writing by the Lender, such consent to not be unreasonably withheld, conditioned or delayed.

    4. Notwithstanding anything to the contrary in this Agreement or otherwise, in the event the Lender or a third party takes possession of the Premises as provided in paragraph 3 above, the liability of the Lender or such third party under the Lease shall be limited to the Lender's or such third party's, as the case may be, interest in the Premises, and upon any assignment or other transfer of the Lender's or such third-party's interest in the Premises, the Lender or such third party, as applicable, shall be discharged and released from any obligation or liability under the Lease arising or accruing after the date of such assignment or transfer, provided such assignee agrees to assume all obligations of the "landlord" under the Lease.

    5. Tenant agrees not to subordinate the Lease to any other lien or encumbrance which (i) affects the Premises under the Lease, or any part thereof, or (ii) is junior to the Security Instrument, without the express written consent of the Lender, and any such subordination or any such attempted subordination or agreement to subordinate without such consent of Lender, shall be void and of no force and effect.

    6. Tenant agrees to provide copies of all notices given Landlord under the Lease to Lender at the following address:

       Lender:   Bank of America, N.A.
                 Attn: Capital Markets Servicing Group
                 NC l-026-06-01
                 900 West Trade Street, Suite 650
                 Charlotte, North Carolina 28255
                 Telephone: (866) 531-0957
                 Telecopy: (704) 317-0771

 or to such other address as Lender shall designate in writing; and all such notices shall be in writing and shall be considered as properly given if (i) mailed to the addressee by first class United States mail, postage prepaid, registered or certified with return receipt requested, (ii) by delivering same in person to the addressee, or (iii) by delivery to a third party commercial delivery service for same day or next day delivery to the office of the addressee with proof of delivery; any notice so given shall be effective, as applicable, upon (a) the third (3rd) day following the day such notice is deposited with the United States mail, (b) delivery to the addressee, or (c) upon delivery to such third party delivery service; and any notice given in any other manner shall be effective only if and when received by the addressee.

    7. In the event Landlord shall fail to perform or observe any of the terms, conditions or agreements in the Lease, Tenant shall give written notice thereof to Lender and Lender shall have the right (but not the obligation) to cure such default. Tenant shall not take any action with respect to such default under the Lease (including without limitation any action in order to terminate, rescind or avoid the Lease or to withhold any rent or other monetary obligations thereunder) for a period of thirty (30) days following receipt of such written notice by Lender; provided, however, that in the case of any default which cannot with diligence be cured within such thirty (30) day period, if Lender shall proceed promptly to cure such default and thereafter prosecute the curing of such default with diligence and continuity, then the time within which such default may be cured shall be extended for such period as may be reasonably necessary to complete the curing of such default with diligence and continuity.

    8. Nothing contained in this Agreement shall in any way impair or affect the lien created by the Security Instrument, except as specifically set forth herein.

    9. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that in the event of the assignment or transfer of the interest of the Lender to a party that assumes the Lender's obligations and liabilities hereunder, all obligations and liabilities of the Lender under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom the Lender's interest is assigned or transferred.

     10. In the event of any litigation or other legal proceeding arising between the parties to this Agreement, whether relating to the enforcement of a party's rights under this Agreement or otherwise, the prevailing party shall be entitled to receive its reasonable attorney's fees and costs of suit from the non-prevailing party in such amount as the court shall determine.


 WITNESS/ATTEST:              TENANT:

 --------------------------   CARRINGTON LABORATORIES, INC.,
                              a Texas corporation

 WITNESS/ATTEST:              By:
                                  --------------------------------------
                              Name: Carlton E. Turner, President and CEO


 WITNESS/ATTEST:              LENDER:

                              BANK OF AMERICA, N.A., a national
 --------------------------   banking association

 WITNESS/ATTEST:
                              By:
                                    -------------------------------------
                              Name:
                                    -------------------------------------
 --------------------------   Title:
                                    -------------------------------------




 STATE OF  TEXAS
 COUNTY OF DALLAS


 I, _____________, a Notary Public of the County and State aforesaid, certify that Carlton E. Turner, personally came before me this day and acknowledged that (s)he is the President and CEO of Carrington Laboratories, Inc., a Texas corporation, that executed the foregoing instrument, and acknowledged to me that the same was the act of the said purposes and consideration therein expressed an in the capacity therein stated.

 WITNESS my hand and official stamp or seal, this ____ day of ________, 200_ .

                                       -----------------------
                                       Notary Public
 My Commission Expires

 ---------------------
 Notary Seal

 STATE OF
           ------------------
 COUNTY OF
           ------------------


 I,_______________ a Notary Public of the County and State aforesaid, certify _________________ that personally came before me this day and acknowledged that (s)he is a _______________ of Bank of America, N.A., a national banking association, that executed the foregoing instrument, and acknowledged to me that the same was the act of the said purposes and consideration therein expressed an in the capacity therein stated.


 WITNESS my hand and official stamp or seal, this ____ day of _______, 200_.


                                       -----------------------
                                       Notary Public
 My Commission Expires

 ---------------------
 Notary Seal

                               EXHIBIT "D"

                            ESTOPPEL CERTIFICATE
                            --------------------

  TO: Bank of America, N.A.
      NCl-027-20-03
      214 North Tryon Street
      Charlotte, North Carolina 28255
      Attention: Closing Coordinator


 The undersigned (the "Tenant"), as tenant under that certain lease (the "Lease") dated _______, ________ made with ________________ (together with its successors and/or assigns, the "Landlord"), covering approximately _____ square feet of space at the Landlord's property generally described as _______________________________________________ in Dallas County, Texas
 (the "Premises"), hereby certifies as follows:

    (1) The Tenant has entered into occupancy of the Premises described in the Lease and the Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way, except as follows:
 __________________________________________________________________________.
 The Lease, as amended as indicated in the preceding sentence, represents the entire agreement between the parties as to said leasing.

    (2) The commencement date of the term of the Lease is _________ and the
 expiration date of the term of the Lease is _________.   The Tenant has no
 rights to renew or extend the term of the Lease except as follows:
 __________________________________________________________________________.

    (3) All conditions of the Lease to be performed by the Landlord and necessary to the enforceability of the Lease have been satisfied. There are no defaults by either the tenant or, to the Tenant's knowledge, the landlord thereunder, and, to the Tenant's knowledge, no event has occurred or situation exists which would, with the passage of time, constitute a default under the Lease. All improvements or work required under the Lease to be made by the Landlord to date, if any, have been completed to the satisfaction of the tenant. Charges for all labor and materials used or furnished in connection with improvements and/or alterations made for the account of the Tenant at the Premises and common areas have been paid in full. On this date there are no existing defenses, offsets, claims or credits which the Tenant has against the enforcement of the Lease by the Landlord.

     (4) Monthly rent in the amount of $__________ is payable on the ____ day of each month during the Lease term, all rent due for the current month has been paid, and no rents have been prepaid more than two (2) months in advance. The Tenant has paid to the Landlord a security deposit in the amount of $__________.

    (5) Except as otherwise provided in the Lease, the Tenant has no option or preferential right to purchase all or any part of the Premises, or the land of which the Premises are a part. The Tenant has no rights or interest with respect to the Premises other than as a tenant under the Lease. The Tenant has not assigned or sublet its interest in the Premises.

    (6) That as of the date hereof, there are no actions, whether voluntary or otherwise, pending against the Tenant under the bankruptcy or insolvency laws of the United States or any state thereof.

    (7) The Tenant understands that Bank of America, N.A., (the "Lender") intends to make a mortgage loan (the "Loan") to the Landlord (or its successor and/or assign with respect to the Landlord's interest in the Lease) in reliance upon, among other things, this certificate, and that the Lender's successors and/or assigns may rely on this certificate in making, or acquiring any interest in, the aforesaid Loan. The Tenant hereby acknowledges that the Lease and the rent and other sums due thereunder are to be assigned to the Lender as security for the Loan. If the Lender becomes the owner of the Premises demised under the Lease, such as by foreclosure, the Tenant shall attorn to Lender as landlord under the Lease. If the Lender or any entity servicing the Loan for the Lender notifies the Tenant of a default under the Loan Documents evidencing the Loan and demands that the Tenant make all rental and all other payments under the Lease directly to the Lender or a designated lockbox or elsewhere, the Tenant shall honor such demand and shall make all rental and other Lease payments as required pursuant to such notice and demand.


   EXECUTED this ____ day of ____________, 20__.


                                 TENANT:

                                 CARRINGTON LABORATORIES, INC.,
                                 a Texas corporation

                                 By:___________________________ (SEAL)
                                 Name: Carlton E. Turner, President and CEO

 WITNESS:


 ----------------------

                                 EXHIBIT "E"

                             PERMITTED EXCEPTIONS
                             --------------------

 1. Restrictive Covenants recorded in Volume 73166, Page 1001; Volume 77154, Page 1096; Volume 79122, Page 749; Volume 82071, Page 3244; Volume 75073,
    Page 494, refiled in Volume 75105, Page 856; Volume 84213, Page 2741; Volume 89127, Page 5854, corrected in Volume 92041, Page 446; and Volume 89155, Page 1571, all recorded in Deed Records of Dallas County, Texas.

 2. Terms and conditions of Ordinance No. 71-100, entitled Airport Zoning Ordinance of the Dallas-Fort Worth Regional Airport, filed September 2, 1982, recorded in Volume 82173, Page 178, Deed Records of Dallas County, Texas.

 3. Fifteen Foot (15') utility easement along the North and East boundaries of the subject property as shown on the plat recorded in Volume 80188, Page 1806, Deed Records of Dallas County, Texas, as shown on survey prepared by Gary Probeck Land Surveying, Inc., certified by Gary Probeck, RPLS#5351, under Job No. 05-0085, dated 11/02/2005.

 4. Avigation Release to the City of Irving as set out on plat recorded in Volume 80188, Page 1806, Deed Records of Dallas County, Texas.

 5. Fifty foot (50') set back line along the East boundary and thirty foot (30') set back line along the North boundary of subject property as shown on the plat recorded in Volume 80188, Page 1806, Deed Records of Dallas County, Texas, as shown on survey prepared by Gary Probeck Land Surveying, Inc., certified by Gary Probeck, RPLS#5351, under Job No. 05-0085, dated 11/02/2005.

 6. Terms, conditions, covenants, restrictions, easements, assessment liens and charges contained in Declaration recorded in Volume 73166, Page 1001; Correction to Declaration recorded in Volume 77154, Page 1096; Second Correction to Declaration recorded in Volume 79122, Page 749; Third Correction to Declaration recorded in Volume 82071, Page 3244; Supplementary Declaration No. 7 recorded in Volume 75073, Page 494; Corrected Supplementary Declaration No. 7 recorded in Volume 75105,
    Page 856, all recorded in Deed Records of Dallas County, Texas; and as affected by Statement of Lien Priority dated 10/26/84, filed 10/29/84, recorded in Volume 84213, Page 2741, Deed Records of Dallas County, Texas.

 7. Twelve foot by twelve foot (12' x 12') water main easement granted to the City of Irving by Water Main Easement dated April 30, 1991, recorded in Volume 91106, Page 1751, Deed Records, Dallas County, Texas as shown on survey prepared by Gary Probeck Land Surveying, Inc., certified by Gary Probeck, RPLS#5351, under Job No. 05-0085, dated 11/02/2005.

 8. Easements and rights, if any, relative to cable pedestal, buried optic line, transformer, gas meter, cleanouts, monitoring well and water valves, as shown on survey prepared by Gary Probeck Land Surveying, Inc., certified by Gary Probeck, RPLS #5351, under Job No. 05-0085, dated 11/02/2005.

 9. Memorandum of Lease between The Juice Trust and The Busby Family Trust, collectively as Landlord, and Carrington Laboratories, Inc., as Tenant, dated and recorded on even date hereof in the Official Public Records, Dallas County, Texas.


 UPON RECORDATION RETURN TO:                  SPACE ABOVE THIS LINE
 MUNSCH HARDT KOPF & HARR, P.C.               FOR RECORDER'S USE
 500 N. Akard St., Suite 3800
 Dallas, Texas 75201-6659
 Attention: Michael Krywucki, Esq.


 THIS INSTRUMENT WAS PREPARED BY:
 MUNSCH HARDT KOPF & HARR, P.C.
 500 N. Akard St., Suite 3800
 Dallas, Texas 75201-6659
 Attention: Michael Krywucki, Esq.




 --------------------------------------------------------------------------
 RETURN BY: MAIL (X) PICK UP ( )
 --------------------------------------------------------------------------

 Carrington Laboratories, Inc. Headquarters Lease, 2001 Walnut Hill Lane, City of Irving, Dallas County, Texas


                                   EXHIBIT F
                                   ---------

                              MEMORANDUM OF LEASE
                              -------------------

     THIS MEMORANDUM OF LEASE is made as of the ____ day of December, 2005 ("Effective Date"), by and between THE BUSBY FAMILY TRUST, dated June 18, 1980, with principal office and place of business at 6361 Rancho Park Drive, San Diego, California, and THE JUICE TRUST, dated January 24, 1996, with principal office and place of business at 314 Loma Larga Drive, Solaria Beach, California 92075 (collectively, the "Landlord"), and CARRINGTON LABORATORIES, INC., a Texas corporation, with a mailing address of 2001
 Walnut Hill Lane, Irving, Texas 75038   ("Tenant").

    In consideration of TEN AND NO/100 DOLLARS ($10.00) and other valuable consideration paid by Tenant to Landlord and the mutual covenants contained in that certain Lease Agreement between the parties hereto dated on even date herewith (hereinafter called the "Lease"), Landlord has leased and does hereby lease to Tenant, and Tenant has leased and does hereby lease from Landlord, upon the terms and conditions set forth in said Lease, the real property more particularly described in Exhibit "A" attached hereto and made a part hereof (the "Premises").

    The term of the Lease is fifteen (15) years commencing on the Effective Date and ending on December __, 2020. Said Lease provides for options to renew for two (2) five (5) year terms. Tenant shall not allow any mechanic's lien or similar type of lien to be filed against the Premises.

    The Lease grants to Tenant certain other rights, including without limitation, a right of first offer and a repurchase option as set out therein.

    This Memorandum is prepared for the purpose of recordation only and in no way modifies the provisions of the Lease. If any provisions in this Memorandum are inconsistent with provisions contained in the Lease, the provisions in the Lease prevail.

                          [Signatures on Next Page]

 IN WITNESS WHEREOF, Landlord and Tenant have executed and sealed this Memorandum of Lease to be effective as of the date first above written.

                                          "LANDLORD"

                                    THE JUICE TRUST,
 Signed and Delivered               dated January 24, 1996
 in the presence of

                                    By:
 --------------------------------       -----------------------------------
 Name:                                  Jeffrey A. Busby, Trustee
       --------------------------

 --------------------------------
 Name:
       --------------------------

 Signed and Delivered
 in the presence of:

                                    By:
 --------------------------------       -----------------------------------
 Name:                                  Sally S. Busby, Trustee
       --------------------------

 --------------------------------
 Name:
       --------------------------



                                    THE BUSBY FAMILY TRUST,
                                    dated June 18, 1980

 Signed and Delivered
 in the presence of:

                                    By:
 --------------------------------       -----------------------------------
 Name:                                  Howard A. Busby, Trustee
       --------------------------

 --------------------------------
 Name:
       --------------------------

 STATE OF  __________
 COUNTY OF __________

    I, ______________, a Notary Public of the County and State aforesaid, certify that Jeffrey A. Busby, personally came before me this day and acknowledged that he is a Trustee of THE JUICE TRUST, dated January 24, 1996, that executed the foregoing instrument, and acknowledged to me that the same was the act of the said purposes and consideration therein expressed an in the capacity therein stated.

 WITNESS my hand and official stamp or seal, this ____ day of ______ 200_.


                                       -----------------------
                                       Notary Public
 My Commission Expires

 ---------------------
 Notary Seal



STATE OF  __________
COUNTY OF __________

    I, ______________, a Notary Public of the County and State aforesaid, certify that Sally S. Busby, personally came before me this day and acknowledged that she is a Trustee of THE JUICE TRUST, dated January 24, 1996, that executed the foregoing instrument, and acknowledged to me that the same was the act of the said purposes and consideration therein expressed an in the capacity therein stated.

 WITNESS my hand and official stamp or seal, this ____ day of ______ 200_.


                                       -----------------------
                                       Notary Public
 My Commission Expires

 ---------------------
 Notary Seal

 STATE OF  __________
 COUNTY OF __________


    I,              , a Notary Public of the County and State aforesaid,
 certify that Howard A. Busby, personally came before me this day and acknowledged that he is a Trustee of THE BUSBY FAMILY TRUST, dated June 18, 1980, that executed the foregoing instrument, and acknowledged to me that the same was the act of the said purposes and consideration therein expressed an in the capacity therein stated.

 WITNESS my hand and official stamp or seal, this ____ day of ______ 200_.


                                       -----------------------
                                       Notary Public
 My Commission Expires

 ---------------------
 Notary Seal

                                          "TENANT"
 Signed, Sealed and Delivered       CARRINGTON LABORATORIES, INC., a
 in the presence of:                Texas corporation

                                    By:
 --------------------------------       -----------------------------------
 Name:                                  Name: Carlton E. Turner
       --------------------------       As Its: President and CEO



 --------------------------------
 Name:
       --------------------------




STATE OF  __________
COUNTY OF __________


    Before me _____________, on this day personally appeared Carlton E. Turner, the President and Chief Operating Officer of CARRINGTON LABORATORIES, INC., a Texas corporation, and acknowledge to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said limited partnership.

 WITNESS my hand and official stamp or seal, this ____ day of _______, 200_.


                                       -----------------------
                                       Notary Public
 My Commission Expires

 ---------------------
 Notary Seal

                                 EXHIBIT "A"

                               Legal Description
                               -----------------

 Being Lot 5 of the LAS COLINAS WALNUT HILL DISTRIBUTION CENTER, SIXTH INSTALLMENT, an addition to the City of Irving, Dallas County, Texas, according to the Map or Plat thereof recorded in Volume 80188, Page 1806, of the Deed Records of Dallas County, Texas.

Carrington Laboratories, Inc. Headquarters Lease, 2001 Walnut Hill Lane,
------------------------------------------------------------------------
City of Irving, Dallas County, Texas
------------------------------------

                                 RENT ADDENDUM
                                      to
                                LEASE AGREEMENT
                                ---------------

 THIS RENT ADDENDUM dated the ____ day of December, 2005, by and between THE BUSBY FAMILY TRUST, dated June 18, 1980, and THE JUICE TRUST, dated January 24, 1996, collectively, the "Landlord", and CARRINGTON LABORATORIES, INC., a Texas corporation, "Tenant", for Tenant's headquarters office facility, at 2001 Walnut Hill Lane, City of Irving, Dallas County, Texas, is attached to and made a part of that certain Lease Agreement by and between Landlord and Tenant of even date herewith (the "Lease"). Notwithstanding any other provision to the contrary which may be contained in said Lease, it is specifically agreed by and between Landlord and Tenant as follows:

 l. Definitions. Capitalized terms used in this Rent Addendum shall, unless otherwise defined, have the meaning ascribed to them in the Lease.

 2. Commencement of Rent. On the date hereof, Landlord has simultaneously entered into the Lease with Tenant pursuant to which Tenant has agreed to lease from Landlord the Premises and all improvements now or hereafter constructed thereon. Payment of Annual Rent shall commence as of the Effective Date.

 3. Annual Rent.

 Beginning on the Effective Date, Tenant covenants and agrees to pay to Landlord annual rent ("Annual Rent") as follows:

          Lease Year   Monthly Rent    Annual Rent      Annual Rent/SF
          ------------------------------------------------------------
          1-5          $39,171.92      $470,063.00         $11.00

          6-10         $43,249.00      $518,988.00         $12.14

          11-15        $47,750.00      $573,004.00         $13.41

 payable to Landlord in equal monthly installments monthly in advance, on the first (1st) day of each month.

    Annual Rent during the first and second option terms, if properly exercised by Tenant, shall be ninety five percent (95%) of the then current Market Rent; provided, however, in no event shall the Annual Rent for any option term be less than the Annual Rent payable during the last lease year of the immediately preceding Lease Term.

        (a) The term "Market Rent" shall mean the Annual Rent for the Premises at the time in question which Landlord sets forth in a notice (hereinafter referred to as the "Market Rent Notice") to Tenant. No later than thirty (30) days after Tenant may exercise Tenant's option to extend this Lease for an available option term, Landlord shall send the Market Rent Notice to Tenant for said option term and shall specify in the Market Rent Notice for each of the five (5) years contained in the option term as applicable. In the event that Tenant shall, in good faith, disagree with the Market Rent set forth in the Market Rent Notice established by Landlord for the Premises, Tenant shall, within ten (10) days after receipt of the Market Rent Notice, furnish Landlord with a written explanation in reasonable detail of the basis for Tenant's good faith disagreement, the amount which, in Tenant's good faith opinion, is the Market Rent for each of the five (5) years contained in the applicable renewal term (hereinafter referred to as the "Tenant's Notice"). If Tenant's Notice is not received by Landlord within said ten (10) day period, the Market Rent shall be the Market Rent set forth in the Market Rent Notice to Tenant. If Tenant's notice is received by Landlord within said ten (10) day period, the Market Rent for the Premises shall be established as follows:

           (i) No later than twenty (20) days following the receipt of the Market Rent Notice from Landlord, Tenant shall select an individual as an appraiser of its choice and give Landlord written notice of such appraiser's name, address and telephone number.

           (ii) Within ten (10) days after receipt of such notice by Landlord, Landlord shall select an appraiser of its choice and give Tenant written notice of such appraiser's name, address and telephone number.

           (iii) The two appraisers so selected by Landlord and Tenant shall then select an individual as a third appraiser within fifteen (15) days after receipt by Tenant of Landlord's notification as to its selection of an appraiser, and furnish Landlord and Tenant written notice of such appraiser's name, address and telephone number.

           (iv) All appraisers selected pursuant to this Rent Addendum shall be M.A.I. appraisers, unless Landlord and Tenant shall otherwise agree in writing, each having at least ten (10) years experience with commercial property in Dallas County, Texas. Each of the three (3) selected appraisers shall then determine the fair rental value of the Premises for each of the five (5) years of the applicable renewal term, as applicable and the Market Rent hereunder for each of such five (5) years contained in the applicable renewal term, shall be determined to be that appraisal of Tenant's and Landlord's appraisal which is closest to the appraisal of the third appraiser.

        (b) If the procedure set forth in above in (a)(i) through and including (a)(iv) is implemented, and if for any reason whatsoever (including, without limitation, the institution of any judicial or other legal proceedings), the Market Rent for any option term has not been finally determined prior to the first day of said option term, then the amount of the Market Rent set forth by Landlord in good faith in the Market Rent Notice shall be the Market Rent for all purposes under this Lease until such time as the Market Rent is finally determined as set forth above, and Landlord and Tenant shall, by appropriate payments to the other, correct any overpayment or underpayment which may have been made prior to such final determination.

        (c) If Landlord fails to select its appraiser in the manner and within the time specified in (a)(ii) above, then the Market Rent for the applicable option term shall be the Market Rent set forth in Tenant's Notice.

        (d) If Tenant fails to select its appraiser in the manner and within the time specified in (a)(i) above, then the Market Rent for the applicable option term shall be the Market Rent set forth in the Market Rent Notice.

        (e) If the appraisers selected by Landlord and Tenant fail to appoint the third appraiser within the time and in the manner prescribed in (a)(iii) above, then Landlord and/or Tenant shall promptly apply to the local office of the American Arbitration Association for the appointment of the third appraiser.

        (f) All fees, costs and expenses incurred in connection with obtaining the appraisals and the arbitration procedure set forth in this section shall be shared equally by Landlord and Tenant; however, Landlord and Tenant shall each bear their own attorneys' fees incurred with respect to this procedure.

 Partial Months. If the date on which Annual Rent shall be first due and payable shall fall on a day other than the first day of a calendar month, then Rent for the partial rental month shall be prorated on a per diem basis on the first Annual Rent payment and shall be paid by Tenant to Landlord for such month.

 4. [INTENTIONALLY DELETED].

 5. Sales/Use Tax. Tenant shall also pay to Landlord any sales and use tax imposed on any Rent payable hereunder from time to time by state law or any other governmental entity, which sums are due monthly as to monthly Rent payments on the due date of the Rent payment under this Lease.

 6. Reporting.

        (a) Tenant shall, during the term of this Lease and any extensions thereto: (i) keep books and records reflecting its financial condition including, but not limited to, the operation of the Premises;
 (ii) furnish to Landlord within forty-five (45) days after the end of each fiscal quarter of Tenant, excluding the 4th quarter, an unaudited financial statement of Tenant and an unaudited statement of income (including quarterly store level sales, but broken down month-by-month) and expenses of the Premises; (iii) provide to Landlord, fiscal year-end audited signed financial statements of Tenant (including an annual balance sheet, a profit/loss statement, statement of cash flow, debt and lease schedules and footnotes) within one hundred twenty (120) days after Tenant's fiscal year ends. Annual financial statements for Tenant will be prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied. Interim financial statements and other financial information for Tenant will be prepared in accordance with GAAP, but subject to year end adjustments and changes due to consolidation. Property level financial information will be prepared in accordance with good accounting practices consistently applied, and will remain subject to year end adjustments and changes due to consolidation. Landlord shall have the right, from time to time during normal business hours, to examine such books, records and accounts at the offices of Tenant or other entity as is maintaining such books, records and accounts, and to make such copies or extracts thereof as Landlord shall desire. Further, in the event Landlord seeks to securitize or otherwise transfer the Lease, then (upon Landlord's request), Tenant agrees to cooperate with Landlord, at Landlord's sole cost and expense, in providing such information as would be reasonably required for the transaction, including but not limited to income and expense statements for the Premises. Landlord shall maintain confidentiality and not disclose such information to third parties without Tenant's written consent except (x) as may be required, in Landlord's reasonable judgment, for the exercise of Landlord's rights under this Lease, or as may be required by law; (y) for disclosure in confidence to prospective lenders or purchasers; or (z) for purposes of a net lease securitization.

        (b) Notwithstanding anything to the contrary contained in the foregoing, during such periods of time as Tenant shall be a publicly traded company whose stock is traded on the NYSE, NASDAQ, or other similar nationally recognized exchange, and whose financial information is readily available to the public, Tenant shall be relieved of its obligations in subparagraph a. of this Section 6, and in lieu thereof, Tenant shall, during the Term of this Lease and any extensions thereto: (i) keep books and records reflecting its financial condition including, but not limited to, the operation of the Premises; (ii) furnish to Landlord within fortyfive
 (45) days after the end of each fiscal quarter of Tenant, excluding the 4th quarter, a copy of its 10Q filed with the Security and Exchange Commission;
 (iii) provide to Landlord within one hundred twenty (120) days after Tenant's fiscal year ends a copy of its 1OK filed with the Security and Exchange Commission.

 7. [INTENTIONALLY DELETED].

 8. Late Charges. In the event any installment of Rent is not received by Landlord within ten (10) days after the due date, there shall be an automatic late charge due to Landlord from Tenant in the amount of five percent (5%) of such delinquent installment of Rent. All such late charges due hereunder shall be deemed additional rent, and are not penalties but rather are charges attributable to administrative and collection costs arising out of such delinquency. In addition to such late charge, in the event Landlord does not receive Rent when due hereunder, interest at the rate of the maximum rate allowable by law shall be due and payable with respect to such payment from the date ten
    (10) days after the due date until Landlord receives such Rent.

 9. Payments of Rents.    All Rent payments shall be made by electronic funds
    transfer to Landlord by ACH payments initiated by Tenant, to the account designated by Landlord (or such other account designated by Landlord or its successors or assigns, respectively, from time to time after written notice thereof to Tenant). Notwithstanding the foregoing, in the event that the Premises are sold and the Lease is assigned to an unrelated third party that is not an affiliate of RAINIER CAPITAL MANAGEMENT, L.P., Tenant thereafter may make Rent payments by electronic funds transfer or check, at Tenant's option.

 10. No Abatement. Unless otherwise stated in the Lease, no abatement, offset, diminution or reduction of (a) Rent, charges or other compensation, or (b) Tenant's other obligations under this Lease shall be allowed to Tenant or any person claiming under Tenant, under any circumstances or for any reason whatsoever.

 11. Security Deposit.

        (a) Upon the date this Lease is mutually executed by Landlord and Tenant, Tenant shall pay to Landlord a security deposit ("Security Deposit") in the amount of $100,000.00 to be held by Landlord as security for the Tenant's performance of all of its obligations under this Lease. In the event Tenant fails to perform or comply with any obligation of Tenant to be performed under this Lease, Landlord, at Landlord's sole option, in addition to all other rights and remedies available to Landlord, may perform any such term, covenant or obligation of which Tenant is in breach (and Landlord may, at its discretion, apply the Security Deposit to offset the actual cost such performance), in which event, Tenant shall reimburse Landlord on demand for all actual costs and expenses including, but not limited to, reasonable attorneys' fees and court costs through all trial and appellate levels incurred by Landlord and shall replace that portion of the Security Deposit applied by Landlord together with interest thereon at the maximum rate allowed by law, and all such sums shall be deemed to be Additional Rent. In the event deductions are from the Security Deposit, Tenant shall, within ten
 (10) days following its receipt of written notice from Landlord, re-deposit with Landlord such amounts so expended by Landlord so as to maintain the Security Deposit in the amount as herein provided for, and failure by Tenant to so re-deposit shall be deemed a failure to pay Rent under the terms hereof. Nothing herein contained shall limit the liability of Tenant as to any damage to the Demised Premises, and Tenant shall be responsible for the total amount of any actual damage and/or actual loss occasioned by actions of Tenant. Landlord may deliver the funds deposited hereunder by Tenant to any purchaser of Landlord's interest in the Demised Premises in the event such interest shall be sold, and thereupon Landlord shall be discharged from any further liability with respect to such Security Deposit.

        (b)     At Tenant's election, in its sole discretion, in lieu of
 the cash Security Deposit described in subparagraph a of this Paragraph
 11, concurrently with the execution of this Lease, Tenant shall deliver to Landlord a Letter of Credit in the amount of $100,000.00 issued by a bank which satisfies the criteria set forth in this Section, as provided in this Section, as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease (the "Letter of Credit"). Tenant agrees that, in the event that Tenant defaults in respect of any of the terms, provisions and conditions of this Lease (including, without limitation, the payment of Annual Rent or Additional Rent), Landlord shall have the right, after the expiration of the applicable notice and cure period, to draw upon and receive such of the monies represented by the Letter of Credit as may be necessary to cure such default and use, apply or retain (for immediate application or use as permitted hereunder) the whole or any part of such proceeds, as the case may be, but only to the extent required for the payment of any Annual Rent or Additional Rent as to which Tenant is in default, or for any sum that Landlord may expend or may be required to expend by reason of Tenant's default, in respect of any of the terms, covenants and conditions of this Lease (including, without limitation, any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord). In the event that Landlord applies or retains any proceeds of such Letter of Credit, Tenant shall restore, upon Landlord's demand, the amount so applied or retained so that, at all times, the amount deposited shall be $100,000.00 or, at Landlord's option, upon Landlord's demand, Tenant shall furnish Landlord with a new letter of credit complying with the requirements of this section for the
 full amount of any such deficiency.     If Tenant shall fail or refuse to
 make such additional deposit, Landlord shall have the same rights in law and in equity and under this Lease as it has with respect to a default by Tenant in the payment of Annual Rent or Additional Rent. Landlord and Tenant agree that in the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the cash security or Letter of Credit, as the case may be, shall be returned to Tenant by no later than thirty (30) days after the expiration of the Term and after delivery of possession of the entire Premises to Landlord in the condition provided in this Lease for such delivery of possession. In the event that Landlord determines that there is cause for Landlord to retain or apply all or a portion of the cash security or the Letter of Credit beyond that date which is thirty (30) days after the expiration of the Term and delivery of possession of the entire Premises to Landlord in the condition required by the Lease for such delivery, then Landlord shall be obligated to furnish Tenant with written notice stating the reasons therefor with reasonable detail. Notwithstanding the foregoing, if at any time the net worth of the Issuing Bank is less than $200,000,000.00 or its rating is downgraded from its current rating, and provided Tenant does not replace the existing Letter of Credit with a Letter of Credit meeting the criteria of this section within the sooner of thirty (30) days following Tenant's receipt of Landlord's notice to remaining until the expiration date of the existing Letter of Credit, Landlord shall have the right, at any time thereafter, to draw down the entire proceeds pursuant to the terms of this Section as cash security, subject to the provisions of Section 11 a above, pending the replacement of such Letter of Credit. In the event that Tenant is required to deliver a replacement Letter of Credit to Landlord hereunder, and such replacement Letter of Credit satisfies the criteria set forth herein, then Landlord shall be obligated to immediately return the original Letter of Credit to Tenant.

    The Letter of Credit shall be a clean, irrevocable and unconditional Letter of Credit in the amount of $100,000.00 issued by and drawable in the City of Dallas upon any commercial bank reasonably approved in writing by Landlord (the "Issuing Bank") with offices for banking purposes in the City of Dallas and having a net worth of not less than $200,000,000.00. The Letter of Credit shall have an initial term of not less than one year, shall permit multiple drawings, shall be transferable to the beneficiary on one or more occasions at no charge to the beneficiary and otherwise shall be in form and content satisfactory to Landlord. No holder of a mortgage to which this Lease is subordinate shall be responsible in connection with the security deposited hereunder, by way of credit or payment of any rent, or otherwise, unless such mortgagee actually shall have received the security deposited hereunder. It is expressly understood and agreed that the re-entering of the Premises by Landlord for any default on the part of Tenant prior to the expiration of the Term shall not be deemed such a termination of this Lease as to entitle Tenant to the recovery of the said security; that the said deposit shall be retained and remain in the possession of Landlord until the end of the Term as hereinbefore stated.

     In the event of a sale or other transfer of the Premises, Landlord shall have the right to transfer the cash security or the Letter of Credit then held by Landlord to the vendee or other transferee, and Landlord shall thereupon be released from all liability for the return of such cash security or Letter of Credit. In such event, Tenant agrees to look solely to the new landlord for the return of said cash security or Letter of Credit. It is agreed that the provisions hereof shall apply to every transfer or assignment made of the cash security or Letter of Credit to a new landlord. Landlord shall be responsible for the costs associated with the reissuance of the Letter of Credit to any successor landlord under this Lease or Landlord's lenders.

     Tenant covenants that it will not assign or encumber, or attempt to assign or encumber, the monies or Letter of Credit deposited hereunder as security, and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance.

    The use of the security, as provided in this Section, shall not be deemed or construed as a waiver of Tenant's default or as a waiver of any other rights and remedies to which Landlord may be entitled under the provisions of this Lease by reason of such default, it being intended that Landlord's rights to use the whole or any part of the security shall be in addition to but not in limitation of any such other rights and remedies; and Landlord may exercise any of such other rights and remedies independent of or in conjunction with its rights under this Section.

                           [INITIALS ON NEXT PAGE]



 Initialed for Identification:

 -----------------------------------     -----------------------------------
 By Landlord                             By Tenant

 Authorization Agreement

 Account Information:
 Your Company Name:                      Rainier Account #:
                    -------------------                     -----------------
 Contact Name and Title:
                         ----------------------------------------------------
 Authorized by Name and Title (if different from above)
                                                        ---------------------
 Mailing Address
                 ------------------------------------------------------------
 City, State, Zip Code
                       ------------------------------------------------------
 Phone Number (        )                    Ext
              ------------------------------   ------------------------------
 The payment will be deducted from your bank account on the 1st of the month.


 Financial Institution Information:
 Name of your bank:                                  Account #
                    -------------------------------            --------------
 Name of account (if different from Company Name)
                                                  ---------------------------
 ABA Routing #
               --------------------------------------------------------------

 Enclose a blank check marked VOID. (Starter checks not accepted.)
 I hereby authorize the financial institution listed above to debit our account in the name of Rainier to make the specified monthly payment.

 Authorized Signature                                       Date
                      -------------------------------------      ------------